Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 3, dated November 9, 2012,
to
Prospectus, dated August 17, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America (the “Company,” “our,” “us” or “we”) dated August 17, 2012 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Investment Portfolio

We intend to add to our portfolio as the offering progresses. The following are our investment portfolio and portfolio of assets subject to the total return swap (“TRS”) with Citibank, N.A. as of November 1, 2012:

Balance Sheet Portfolio:

Portfolio Company/Type of Investment	Industry	Principal

ALM 2012-6A CLO Subordinated Notes Collateralized Securities (Maturity – June 14, 2023)	Banking, Finance, Insurance & Real Estate	$2,000,000.00

ALM 2012-6A CLO Class E Notes Collateralized Securities (Maturity – June 14, 2023)	Banking, Finance, Insurance & Real Estate	$1,000,000.00

Airvana Network Solutions, Inc. L+800 Senior Secured First Lien Debt (Maturity – March 15, 2017)	High Tech Industries	$1,752,380.95

American Dental Partners, Inc. L+575 Senior Secured First Lien Debt (Maturity – February 9, 2018)	Healthcare & Pharmaceuticals	$3,969,887.08

Attachmate Corp. L+950 Senior Secured Second Lien Debt (Maturity – November 15, 2019)	High Tech Industries	$1,000,000.00

Portfolio Company/Type of Investment	Industry	Principal

Audio Messaging Solutions, LLC 12% Senior Secured First Lien Debt (Maturity – June 16, 2016)	Media: Diversified & Production	$1,085,000.00

Avaya, Inc. 10.13% Senior Unsecured Debt (Maturity – November 1, 2015)	Telecommunications	$1,000,000.00

Avaya, Inc. L+450 Senior Secured First Lien Debt (Maturity – October 26, 2017)	Telecommunications	$3,989,429.76

Blue Buffalo Company, Ltd. L+525 Senior Secured First Lien Debt (Maturity – August 8, 2019)	Beverage, Food & Tobacco	$4,000,000.00

Carlyle CGMS 2012-1A Subordinated Notes Collateralized Securities (Maturity – April 20, 2022)	Banking, Finance, Insurance & Real Estate	$2,000,000.00

Carlyle CGMS 2012-2A Subordinated Notes Collateralized Securities (Maturity – July 20, 2023)	Banking, Finance, Insurance & Real Estate	$1,000,000.00

ConvergeOne Holdings Corp. L+600 Senior Secured First Lien Debt (Maturity – June 8, 2017)	Telecommunications	$3,950,000.00

CST Industries, Inc. L+525 Senior Secured First Lien Debt (Maturity – May 23, 2017)	Construction & Building	$3,950,000.00

Portfolio Company/Type of Investment	Industry	Principal

DS Waters of America, Inc. L+900 Senior Secured First Lien Debt (Maturity – August 22, 2017)	Beverage, Food & Tobacco	$491,265.66

eResearch Technology, Inc. L+650 Senior Secured First Lien Debt (Maturity- July 11, 2018)	Healthcare & Pharmaceuticals	$500,000.00

Essar Steel Algoma, Inc. L+750 Senior Secured First Lien Debt (Maturity – September 27, 2014)	Metals & Mining	$5,000,000.00

Eureka Hunter Holdings, LLC 12.50% Senior Secured Second Lien Debt (Maturity – August 16, 2018)	Energy: Oil & Gas	$5,000,000.00

Genesis Healthcare L+850 Senior Secured First Lien Debt (Maturity – September 28, 2017)	Healthcare & Pharmaceuticals	$4,000,000.00

Hearthside Food Solutions, LLC L+525 Senior Secured First Lien Debt (Maturity – May 30, 2017)	Beverage, Food & Tobacco	$2,992,500.00

Ikaria Acquisition, Inc. L+650 Senior Secured First Lien Debt (Maturity – September 15, 2017)	Healthcare & Pharmaceuticals	$4,000,000.00

Jackson Hewitt, Inc. L+850 Senior Secured First Lien Debt (Maturity – September 27, 2017)	Services: Business	$5,000,000.00

K2 Pure Solutions Nocal, L.P. L+775 Senior Secured First Lien Debt (Maturity – September 10, 2015)	Chemicals, Plastics & Rubber	$3,435,000.00

LINC USA/LINC EN 12.50% Senior Secured Second Lien Debt (Maturity – October 31, 2017)	Energy: Oil & Gas	$11,000,000.00

MC Funding 2006 – 1 Subordinated Notes Collateralized Securities (Maturity – December 20, 2020)	Banking, Finance, Insurance & Real Estate	$4,000,000.00

New Breed, Inc. L+475 Senior Secured First Lien Debt (Maturity – September 30, 2019)	Services: Business	$3,500,000.00

Omi Holdings, Inc. 12.00% Senior Secured First Lien Debt (Maturity – April 13, 2013)	Capital Equipment	$721,852.62

PennantPark Credit Opportunity Fund LP Equity/Other	Banking, Finance, Insurance & Real Estate	$5,000,000.00

Permian Tank & Manufacturing, Inc. L+725 Senior Secured First Lien Debt (Maturity – March 16, 2017)	Energy: Oil & Gas	$1,549,549.55

Portfolio Company/Type of Investment	Industry	Principal

Plato Learning, Inc. L+975 Senior Secured Second Lien Debt (Maturity – May 10, 2019)	Media: Advertising, Printing & Publishing	$2,000,000.00

PPT Management, LLC L+700 Senior Secured First Lien Debt (Maturity – October 31, 2016)	Healthcare & Pharmaceuticals	$950,000.00

Precision Dermatology, Inc. L+900 Senior Secured First Lien Debt (Maturity – April 25, 2017)	Healthcare & Pharmaceuticals	$5,000,000.00

Precision Dermatology, Inc. – Warrants Equity/Other (Strike: $1.148)	Healthcare & Pharmaceuticals	$217,770.00

RedPrairie Corp. L+500 Senior Secured First Lien Debt (Maturity – August 6, 2018)	High Tech Industries	$930,555.56

Safety Services Acquisition Corp. 15.00% Senior Secured Second Lien Debt (Maturity – July 5, 2017)	Services: Business	$1,006,111.11

S.B. Restaurant Co., Inc. 14.00% Subordinated Debt (Maturity – January 10, 2018)	Beverage, Food & Tobacco	$4,009,111.12

S.B. Restaurant Co., Inc. – Warrants Equity/Other (Strike: $0.0001)	Beverage, Food & Tobacco	$347.80

Source Refrigeration & HVAC, Inc. L+525 Senior Secured First Lien Debt (Maturity – April 30, 2017)	Services: Business	$2,962,500.00

Tekelec Global, Inc. L+750 Senior Secured First Lien Debt (Maturity – March 31, 2018)	Telecommunications	$120,000.00

Portfolio Company/Type of Investment	Industry	Principal

Teleflex Marine, Inc. 13.50% Senior Secured Second Lien Debt (Maturity – August 24, 2017)	Hotel, Gaming & Leisure	$3,332,000.00

United Distribution Group L+625 Senior Secured First Lien Debt (Maturity – September 28, 2018)	Metals & Mining	$4,000,000.00

Total		$111,415,261.21

TRS Portfolio:

Portfolio Company/Type of Investment	Industry	Principal

American Dental Partners, Inc. L+575 Senior Secured First Lien Debt (Maturity – February 9, 2018)	Healthcare & Pharmaceuticals	$3,453,181.46

Attachmate Corp. L+575 Senior Secured First Lien Debt (Maturity – November 22, 2017)	High Tech Industries	$2,453,125.00

Deltek, Inc. L+475 Senior Secured First Lien Debt (Maturity – October 10, 2018)	High Tech Industries	$2,000,000.00

DS Waters of America, Inc. L+900 Senior Secured First Lien Debt (Maturity – August 29, 2017)	Beverage, Food & Tobacco	$2,493,734.34

EIG Investors Corp. L+625 Senior Secured First Lien Debt (Maturity – April 20, 2018)	Telecommunications	$997,500.00

EIG Investors Corp. L+950 Senior Secured Second Lien Debt (Maturity – October 31, 2018)	Telecommunications	$1,000,000.00

eResearch Technology, Inc. L+650 Senior Secured First Lien Debt (Maturity – May 2, 2018)	Healthcare & Pharmaceuticals	$2,500,000.00

Homeward Residential Holdings, Inc. L+675 Senior Secured First Lien Debt (Maturity – August 7, 2017)	Banking, Finance, Insurance & Real Estate	$1,500,000.00

Ikaria Acquisition, Inc. L+650 Senior Secured First Lien Debt (Maturity – September 18, 2017)	Healthcare & Pharmaceuticals	$4,500,000.00

Jackson Hewitt, Inc. L+850 Senior Secured First Lien Debt (Maturity – October 16, 2017)	Services: Business	$5,000,000.00

K2 Pure Solutions Nocal, L.P. L+775 Senior Secured First Lien Debt (Maturity – July 20, 2015)	Chemicals, Plastic & Rubber	$2,500,000.00

New Breed, Inc. L+475 Senior Secured First Lien Debt (Maturity – September 21, 2019)	Services: Business	$2,500,000.00

Portfolio Company/Type of Investment	Industry	Principal

Ollie’s Holdings, Inc. L+500 Senior Secured First Lien Debt (Maturity – September 27, 2019)	Retail	$3,000,000.00

Plato Learning, Inc. L+600 Senior Secured First Lien Debt (Maturity – May 17, 2018)	Media: Advertising, Printing & Publishing	$1,975,000.00

RedPrairie Corp. L+500 Senior Secured First Lien Debt (Maturity – August 6, 2018)	High Tech Industries	$2,430,555.56

Securus Technologies, Inc. L+525 Senior Secured First Lien Debt (Maturity – May 31, 2017)	Telecommunications	$2,493,734.34

Seven Seas Cruises S. DE R.L. L+500 Senior Secured First Lien Debt (Maturity – December 21, 2018)	Hotel, Gaming & Leisure	$2,500,000.00

Van Wagner Communications LLC L+700 Senior Secured First Lien Debt (Maturity – August 1, 2018)	Services: Business	$2,500,000.00

WideOpenWest Finance LLC L+500 Senior Secured First Lien Debt (Maturity – July 17, 2018)	Telecommunications	$1,995,000.00

United Distribution Group L+625 Senior Secured First Lien Debt (Maturity – September 20, 2018)	Metals & Mining	$5,000,000.00

Total		$52,791,830.70

Shares Registered in Alabama

In connection with the registration of our shares in Alabama, this supplement revises the disclosure in the Prospectus as follows:

•	The last sentence of the suitability standard “Alabama” on page i of the Prospectus and the last sentence of the first paragraph under the question “Who can buy shares of common stock in this offering?” on page 23 of the Prospectus are deleted in their entirety.

Investment in Other Funds

Because we now have and intend to continue to invest in other investment companies, this supplement revises the disclosure in the Prospectus as follows:

•	The following disclosure is added as the second sentence of the first paragraph of the section “Estimated Use of Proceeds” on page 11 of the Prospectus.

“Additionally, we may invest a portion of the proceeds from this offering in securities of other funds as a means of gaining exposure to desirable investments.  For estimated expenses associated with these investments, see “Fees and Expenses.””

•	The line items for “Acquired fund fees and expenses” and “Total annual expenses” on page 16 of the Prospectus under the heading “Fees and Expenses” are replaced in their entirety by the following disclosure.

“Acquired fund fees and expenses(9)	0.08%
Total Annual Expenses(10)	5.97	%”

•	Footnote 9 to the “Fees and Expenses” table on page 17 of the Prospectus is replaced in its entirety by the following disclosure.

“(9) We have invested or intend to invest in securities of other private funds as a means of gaining exposure to desirable investments.  Assuming a 10% weighted average portfolio exposure to such funds over the next 12 months, we expect to incur indirect expenses of 0.083%.”

Subscription Agreements

This supplement replaces Appendices A(1) and A(2) as follows:

•	The Subscription Agreement and Multi-Offering Subscription Agreement contained in Appendices A(1) and A(2), respectively, are replaced in their entirety by the Subscription Agreement and Multi-Offering Subscription Agreement contained in this supplement No. 3.

Filing of Form 10-Q

On November 7, 2012, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 with the Securities and Exchange Commission (“SEC”). We have attached the Form 10-Q to this supplement as Annex A.

Appendix A(1)

Business Development Corporation of America Subscription Agreement An investment in the offering described herein cannot be completed until at least five (5) business days after the date the investor received the final prospectus for the offering. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPT ANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART . IF REJECTED , ALL FUNDS SHALL BE RETURNED TO SUBSCRIBERS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED . Investors will receive a confirmation of their purchase. If you have any questions, please call your registered representative or Realty Capital Securities, LLC (Member FINRA/SIPC) at 1-877-373-2522. 1 P lease indicate the offering you wish to invest in and whether this purchase is an “initial investment” or an ”additional investment.”  Net of Commission Purchase (“NOCP”): Check this box if you are eligible for a NOCP. NOCPs are available to registered associates and other employees of soliciting broker/dealers, the above referenced REITs and their affiliates, participants in a wrap account or commission replacement account with approval for a discount by the broker/dealer, RIA, bank trust account, etc. Representative will not receive selling commission. Refer to prospectus for details. Investment Investment Amount  Business Development Corporation of America (“BDCA”)  State in which sale was made: ______  Initial Investment  Additional Investment: Acct# _________________ $ __________________________  $1,000 minimum investment Payment Method: Please indicate the method of payment below. Check Enclosed Subscription amount wired Check/funding being sent by other third party Payment Instructions: Please follow the instructions outlined below.  For custodial held accounts, such as IRAs and other qualified plans: Checks should be made payable to the custodian and sent, with a completed copy of the Subscription Agreement, directly to the custodian who will forward them to the applicable address.  For all other investments:  For BDCA, make checks payable to the respective offering: Business Development Corporation of America. Note: Investment subject to suitability standards, see the corresponding Prospectus for details. 2 OWNERSHIP IMPORT ANT: Please choose one option, either within the “Non-Custodial Ownership” column, or within the “Custodial Ownership” column. 2a. N on-Custodial Ownership (Non-Qualified) 2b. Custodial Ownership (Qualified)  Individual – One signature required & initial.  Joint Tenants with Right of Survivorship – All parties must sign & initial.  Tenants in Common – All parties must sign & initial.  Company or Corporation or Partnership – Authorized signature required. Include Corporate Resolution or Partnership Agreement, as applicable.  Uniform Gift/Transfer to Minors Act (UGMA/UTMA) – Owner and custodian signature required. State of ______ Custodian for ______________________  Estate – Personal representative signature required. Name of Executor: _______________________________ Include a copy of the court appointment.  Qualified Pension or Profit Sharing Plan* – Trustee or custodian signature required. Include plan documents. Name of Trustee: ________________________________  Trust – Trustee(s) signature(s) and copy of trust document or trust certificate required.  Transfer on Death(1) – Must complete separate Transfer on Death Registration Form.  Other (Specify) – _______________________________ Include title and signature pages.  Traditional IRA* – One signature required.  Roll-Over IRA* – One signature required.  Roth IRA* – One signature required.  KEOGH Plan* – One signature required.  Simplified Employee Pension/Trust (S.E.P.)*  Qualified Pension or Profit Sharing Plan* – Owner and custodian signature required.  Other (Specify) – ___________________________ ** Investors who are plan participants under a registered IRA, Keogh, Qualified Pension Plan or Qualified Profit Sharing Plan program may be eligible to purchase such investment through such accounts. No representations are made, and the offeror disclaims any responsibility or liability to the plan custodian, plan administrators, plan participants, investors, or beneficiaries thereof as to the tax ramifications of such investment, the suitability or eligibility of such investment under the respective plan, or that such Investment comports with ERISA, Internal Revenue Service or other governmental rules and regulations pertaining to such plan investments and rights thereunder. A separate private investment form or similar documentation from the Plan Custodian/ Administrator and plan participants/investors is required for investment through these types of accounts. (1) Investors who qualify may elect Transfer on Death (TOD) registration for such investment account. TOD registration is designed to give an owner/investor of securities the option of a nonprobate transfer at death of the assets held in the account by designating proposed beneficiary(ies) to receive the account assets upon the owner/investor’s death. TOD registration is available only for owner(s)/ investor(s) who is (i) a natural person or (ii) two natural persons holding the account as Tenants by the Entirety or (iii) two or more natural persons holding the account as Joint Tenants with Right of Survivorship or (iv) a married couple holding the account as community property with right of survivorship. The following forms of ownership are ineligible for TOD registration: Tenants in Common, community property without survivorship, non-natural account owners (i.e., entities such as corporations, trusts or partnerships), and investors who are not residents of a state that has adopted the Uniform Transfer on Death Security Registration Act.

3

IMPORTANT: Send all paperwork directly to the custodian.

Note: This section is only for accounts specified in Section 2b and not for Custodial Accounts for Minors.

Custodial Ownership *(Must be completed by Custodian/Trustee for accounts identified in Section 2b)*

Name of Trust or Business Entity *(Does not apply to IRA accounts)* ____________________

Name of Custodian or Trustee ____________________

Mailing Address ____________________

City, State, Zip ____________________

Business Phone ____________________

Custodian/Trust/Business Entity Tax ID# ____________________

Account # ____________________

Name of Custodian or Other Administrator ____________________

4

IMPORTANT: Investor Information is required.

Note: Please provide all necessary corporate documents, partnership agreement, or trust powers (specified in Section 2) to establish authority to act.

Investor Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Account Owner ____________________

Date of Birth ____________________

Social Security Number or Taxpayer ID # ____________________

Legal Address (No P.O. Boxes) ____________________

City, State, Zip ____________________

Citizenship: *Please indicate Citizenship Status* ***(Required)***

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien*** | ☐ **Employee, Affiliate or Board Member**

NOTE: Any and all U.S. Taxpayers are required to complete W-9 form in Section 6b

* If non-resident alien, investor must submit the appropriate W-8 form **(W-8BEN, W-8ECI, W-8EXP or W-8IMY)** in order to make an investment. **(Again, if a foreign national who is, in fact, a U.S taxpayer, complete W-9 form.)**

Employer: ____________________ | ☐ RETIRED

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Joint Account Owner or Minor ____________________

Entity Name ____________________

Date of Birth ____________________

Social Security Number or Taxpayer ID# ____________________

If Non-U.S. Citizen, specify Country of Citizenship ____________________

Mailing Address (if different than legal address) ____________________

City, State, Zip ____________________

Home Phone ____________________

Business Phone ____________________

Government ID: ***(Foreign Citizens only)*** *Identification documents must have a reference number and photo. Please attach a photocopy.*

Place of Birth: ____________________
City State/Province Country

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ US Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document ☐ Passport without U.S. Visa Bank Name (required): ____________________

Account No. (required): ____________________

☐ Foreign national identity documents Bank Name (required): ____________________

Phone No. (required): ____________________

Number for the document checked above and country of issuance: ____________________

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. *Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request. Any such request will be subject to our verification.*

5 C omplete this section to enroll in the Distribution Reinvestment Plan or to elect how you wish to receive your distributions. 1 Note: Qualified accounts may not direct distributions without the custodian’s approval. Please also note that all custodial account distributions not reinvested pursuant to the distribution reinvestment plan will be directed to the custodian. Distributions Business Development Corporation of America  I hereby subscribe for Shares of Business Development Corporation of America and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) Note: The Automatic Purchase Plan (“APP”) is not available with the BDCA program. 1 Distributions may be funded from borrowings, offering proceeds, or proceeds from the sale of assets, which may constitute a return of capital and significantly reduce the amount of capital available for investment by Business Development Corporation of America. Any capital returned to investors through distributions will be returned after certain fees and expenses are paid to the sponsor of this offering or its affiliates. 2 Alabama and Ohio investors cannot participate in the Distribution Reinvestment Plan feature that reinvests distributions into subsequent affiliated programs. 3 Each investor who elects to have distributions reinvested agrees to notify the applicable program and the broker-dealer in writing if at any time during his or her participation in the distribution reinvestment plan, there is any material change in the stockholder’s financial condition or inaccuracy of any representation under the subscription agreement for such stockholder’s initial purchase of our shares. 4 I authorize Business Development Corporation of America or its agent, DST Systems, Inc. (collectively referred to as “Issuer”) to deposit my distribution/dividend to my checking or savings account. This authority will remain in force until I notify the Issuer in writing to cancel it. If the Issuer deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below. Investors’ ability to sell shares pursuant to the Share Repurchase Program is subject to numerous restrictions. The Share Repurchase Program may be suspended or terminated at ay time and individual requests for redemption may not be honored. Investors may not be able to sell their shares. 5a Please complete this section if you should wish to direct distributions (non-custodial accounts) to the registered owner’s checking or savings account or to a party other than the registered owner. Name of Third Party Financial Institution Mailing Address City, State, Zip Account # Bank's ABA/Routing #  Checking Account (must enclose voided check)  Savings Account (subject to bank verification) ELECTRONI C DELIVERY ELECTION Electronic Delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically, please affirmatively elect to do so by checking the offering for which you elect to receive the electronic delivery of stockholder communications and statement notifications, and signing below where indicated: Business Development Corporation of America We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail stockholder communications to you directly or (ii) make them available on each offering’s respective Web site and notify you by e-mail when such documents are available and how to access the documents. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials. Sign below if you consent to the electronic delivery of documents including annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. E-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive documents electronically, you represent the following: (a) I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. (b) I acknowledge that documents distributed electronically may be provided in Adobe’s Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe’s web site at www.adobe.com .. The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications. (c) I acknowledge that I may receive at no cost from Business Development Corporation of America a paper copy of any documents delivered electronically by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. (d) I acknowledge that if the e-mail notification is returned to Business Development Corporation of America as “undeliverable”, a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if Business Development Corporation of America is unable to obtain a valid e-mail address for me, Business Development Corporation of America will resume sending a paper copy of its filings by U.S. mail to my address of record. (e) I acknowledge that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. Owner Signature _______________________________________________________ Date (mm/dd/yyyy) _______________ Co-Owner Signature (if applicable) _________________________________________ Date (mm/dd/yyyy) _______________ Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided. My e-mail address is ____________________________________________________________________________________ Your e-mail address will be held in confidence and used only for matters relating to your investments.

6

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial <u>ALL</u> appropriate representations below)**	**Owner**	**Co-Owner**
Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and estimate that (without regard to investment in the applicable offering) I (we) have gross income due in the current year of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000 or such higher suitability as may be required by certain states and set forth in the "Investor Suitability Standards" section of the BDCA Prospectus; in the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.		
I/we acknowledge receipt of the final Prospectus of BDCA, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of BDCA, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
California residents only: In addition to the suitability requirements described above, investors' maximum investment in BDCA shares will be limited to 10% of the investor's net worth *(exclusive of home, home furnishings and automobiles).*		
Kansas residents only: In addition to the suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth in BDCA shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth *(total assets minus total liabilities)* that is comprised of cash, cash equivalents and readily marketable securities.		
Missouri residents only: In addition to the suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor's liquid net worth shall be invested in the securities registered by BDCA for this offering with the Securities Division.		
Arizona residents only: The term of the BDCA offering shall be effective for a period of one year with the ability to renew for additional periods of one year.		
Iowa, Kentucky and New Jersey residents only: Investors must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Iowa investor's total investment in BDCA shall not exceed 10% of his or her net worth.		
Massachusetts residents only: Investors who reside in the state of Massachusetts must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Massachusetts investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.		
Oregon residents only: In addition to the general suitability requirements described above, the investor's maximum investment in BDCA shares and shares of its affiliates shall not exceed 10% of his or her net worth.		
Michigan residents only: A Michigan investor cannot invest more than 10% of their net worth in BDCA.		
Nebraska residents only: Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in BDCA. For such investors, net worth should not include the value of one's home, home furnishings or automobiles.		
Oklahoma residents only: Purchases by Oklahoma investors in BDCA should not exceed 10% of their net worth *(excluding home, home furnishings and automobiles).*		
Tennessee residents only: Investors who reside in the state of Tennessee must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (b) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. In addition, Tennessee residents' investment in BDCA must not exceed 10% of their liquid net worth.		
Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Idaho investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)		
Alabama Residents Only: An investment in BDCA will only be sold to Alabama residents who represent that they have a liquid net worth of at least 10 times their investment in this program and other similar programs.

6 *Continued*

Subscriber Acknowledgements & Signatures	Owner	Co-Owner
North Dakota residents only: BDCA shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards.		
Texas residents only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the BDCA offering and other similar offerings not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
North Carolina residents only: Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.		
Ohio residents only: In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in BDCA common stock to a maximum of 10% of his or her net worth.		
New Mexico residents only: In addition to the suitability standards above, the state of New Mexico requires that an investment by an New Mexico resident in BDCA, its affiliates and in other non-traded business development companies will not exceed 10% of the investor's net worth.		

WE INTEND TO ASSERT THE FOREGOING REPRESENTATION AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS THEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE SUBSCRIBER HEREBY DECLARES THE INFORMATION SUPPLIED ABOVE IS TRUE AND CORRECT AND MAY BE RELIED UPON BY EACH ISSUER IN CONNECTION WITH THE SUBSCRIBER'S INVESTMENT IN SUCH ISSUER. THE SUBSCRIBER DOES NOT WAIVE ANY RIGHTS IT MAY HAVE UNDER THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 OR ANY STATE SECURITIES LAW BY EXECUTING THIS SUBSCRIPTION AGREEMENT. A SALE OF SHARES MAY NOT BE COMPLETED UNTIL THE SUBSCRIBER HAS BEEN IN RECEIPT OF THE FINAL PROSPECTUS FOR THIS OFFERING (AT LEAST FIVE BUSINESS DAYS). THE SUBSCRIBER WILL NOT BE ADMITTED AS A SHAREHOLDER OF THE APPLICABLE ISSUER UNTIL THIS SUBSCRIPTION AGREEMENT HAS BEEN ACCEPTED BY SUCH ISSUER. SUCH ISSUER MAY REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, IN ITS SOLE DISCRETION, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. SUBSCRIPTIONS WILL BE ACCEPTED OR REJECTED WITHIN 30 DAYS OF THEIR RECEIPT. EACH ISSUER WILL ACCEPT GROUPS OF SUBSCRIPTIONS ON AN ORDERLY BASIS NO LESS FREQUENTLY THAN MONTHLY, SUBJECT TO THE TERMS OF THE CURRENT PROSPECTUS. IF AN ISSUER REJECTS THE SUBSCRIBER'S SUBSCRIPTION, THE PURCHASE PRICE WILL BE RETURNED TO THE SUBSCRIBER WITHIN 10 BUSINESS DAYS AFTER THE REJECTION OF THE SUBSCRIPTION. IF THE SUBSCRIBER'S SUBSCRIPTION IS ACCEPTED, THE SUBSCRIBER WILL BE SENT A CONFIRMATION OF ITS PURCHASE AFTER THE SUBSCRIBER HAS BEEN ADMITTED AS A SHAREHOLDER.

Subscriber Signature(s)

6a

IMPORTANT: The investor must go to Section 6b and complete the Substitute W-9 form in its entirety in order for the Subscription Agreement to be considered valid for review.*

* *Your ability to sell shares pursuant to the Share Repurchase Program is severely restricted. The Share Repurchase Program may be suspended or terminated at any time, and redemption requests may be rejected for any reason. You may not be able to sell your shares.*

SIGNATURE OF OWNER AND CO-OWNER ***(ALL INVESTORS MUST SIGN)***

If the investor signing below is acquiring the shares through an IRA or will otherwise beneficially hold the shares through a Custodian or Trustee, the investor authorizes the Investment Program(s) indicated in Section 1 to receive (on behalf of the investor) authorization for the investor to act as proxy for the Custodian or Trustee. This authorization coupled with the Custodian or Trustee authorization below is intended to permit the investor to vote his or her shares even though the investor is not the record holder of the shares.

Owner Signature ______________________________ Date (mm/dd/yyyy) ______________

Co-Owner Signature (if applicable) ______________________________ Date (mm/dd/yyyy) ______________

FOR AUTHORIZED REPRESENTATIVE OF CUSTODIAN USE ONLY

Signature of Custodian(s) or Trustee(s): By signing this Subscription Agreement, the Custodian authorizes the investor to vote the number of shares of the Investment Program(s) indicated in Section 1 that are beneficially owned by the investor as reflected on the records of each said offering as of the applicable record date at any meeting of the shareholders of each said offering. This authorization shall remain in place until revoked in writing by the Custodian. The Investment Program(s) indicated in Section 1 are hereby authorized to notify the investor of his or her right to vote consistent with this authorization.

Authorized Signature (Custodian or Trustee) ______________________________ Date (mm/dd/yyyy) ______________

6b

Substitute Form W-9
ALL U.S. Taxpayers Must Sign

SUBSTITUTE FORM W-9 (Form W-9 (Rev. 10-2007)

Certification

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), that the investor is a U.S. person, and that the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the IRS that the investor is subject to backup withholding as a result of

6b Substitute Form W-9 (Continued) ALL U.S. Taxpayers Must Sign failure to report all interests or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding. If a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS. Exempt TIN. Check here if investor is an exempt payee.  Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number, and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien). Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature of Investor Print Name Date Signature of Joint Owner, if applicable Print Name Date What Number to Give the Requester. − Social Security numbers (‘‘SSN’’) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (‘‘EIN’’) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All ‘‘Section’’ references are to the Internal Revenue Code of 1986, as amended. ‘‘IRS’’ means the Internal Revenue Service. For this type of account: Give the SSN of: 1. A n individual’s account 2. T wo or more individuals (Joint account) 3. C ustodian account of a minor (Uniform Gift to Minors Act) 4. (a) The usual revocable savings trust account (grantor also is trustee) (b) So-called trust account that is not a legal or valid trust under State law 5. S ole proprietorship or single-owner LLC The individual The actual owner of the account or, if combined funds, the first individual on the account (1) The minor (2) The grantor-trustee (1) The actual owner (1) The owner (3) For this type of account: Given the EIN of: 6. S ole proprietorship or single-owner LLC 7. A valid trust, estate, or pension trust 8. C orporate or LLC electing corporate status on Form 8832 9. A ssociation, club, religious, charitable, educational, or other tax-exempt organization 10. P artnership or multi-member LLC 11. A ccount with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments 12. A broker or registered nominee The owner (3) The legal entity (4) The corporation The organization The partnership or LLC The public entity The broker or nominee (1) L ist first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.

6b Guidelines for Certification of Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (Continued) (2) Circle the minor’s name and furnish the minor’s SSN. (3) Y ou must show your individual name and you also may enter your business or ‘‘DBA’’ name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN. (4) L ist first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed. Obtaining a Number If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TA X-FORM (1-800-829-3676). Payees Exempt from Backup Withholding Backup withholding is not required on any payments made to the following payees: • A n organization exempt from tax under Section 501(a), an individual retirement account (‘‘IRA’’), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f )(2). • T he United States or any of its agencies or instrumentalities. • A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. • A foreign government or any of its political subdivisions, agencies or instrumentalities. • A n international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: • A corporation. • A foreign central bank of issue. • A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States. • A futures commission merchant registered with the Commodity Futures Trading Commission. • A real estate investment trust. • A n entity registered at all times during the tax year under the Investment Company Act of 1940. • A common trust fund operated by a bank under Section 584(a). • A financial institution. • A middleman known in the investment community as a nominee or custodian. • A trust exempt from tax under Section 664 or described in Section 4947. Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Check the ‘‘Exempt TIN’’ box in the attached Substitute Form W-9, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer. Privacy Act Notice Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply. Penalties • Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. • Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty. • Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. • Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

7  RIA Submission: Check this box to indicate whether submission is made through a Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the subscriber includes a fixed or “wrap” fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be completed through that brokerdealer, not through the RIA. Financial Advisor, Registered Investment Advisor & Registered Representative The Financial Advisor, Registered Investment Advisor or the Authorized Representative (the “Advisor”) must sign below to complete order. The undersigned broker-dealer or Advisor warrants that it is a duly licensed broker-dealer (or noncommission based financial advisor) and may lawfully offer the Shares in the state designated as the investor’s address or the state in which the sale is to be made, if different. The broker-dealer or Advisor warrants that he or she has (a) reasonable grounds to believe this investment is suitable for the investor as defined by Rule 2310 of the FINRA Rules, (b) informed the investor of all aspects of liquidity and marketability of this investment as required by Rule 2310 of the FINRA Rules, (c) delivered the Prospectus to the investor the requisite number of days prior to the date that the investor will deliver this Subscription Agreement to the issuer as specified under the laws of the investor’s state of residence, (d) verified the identity of the investor through appropriate methods and will retain proof of such verification process as required by applicable law, and (e) verified that the investor and the registered owner do not appear on the Office of Foreign Assets Control list of foreign nations, organizations and individuals subject to economic and trade sanctions. Broker/Dealer or RIA Firm Address or P.O. Box Mailing Address City, State, Zip Business Phone # (Required) Fax Phone # E-mail Address Registered Representative(s) or Advisor(s) [I.A.] Name(s) (Required) Representative # Registered Representative or Advisor [I.A.] Address or P.O. Box City, State, Zip Business Phone # (Required) Fax Phone # E-mail Address If a Registered Associate of a FINRA member firm, I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed. If a Registered Investment Advisor, I certify that I am properly licensed and I am registered in the following state in which this sale was completed. State (Required) Signature(s) of Registered Representative(s) or Advisor(s) (Required) Date Signature of Broker/Dealer or RIA (If Required by Broker/Dealer) Date 8 For Non-Custodial Accounts: Please mail a completed original Subscription Agreement along with a check and the appropriate documents outlined in Sections 1 and 2 of this agreement, to the appropriate address as outlined to the right. For Custodial Accounts: Please mail a completed original Subscription Agreement directly to the custodian, along with your check and the appropriate documents outlined in Sections 1 and 2 of this agreement. For Regular Mail For Overnight Deliveries Business Development Corporation of America c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 Business Development Corporation of America c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 FOR COMPANY USE ONLY: Amount Date Check/Wire# Account # Registered Representative # Firm # Custodian ID# Transfer Agent Reviewer

Appendix A(2)

ARC Global ARCT IV Daily NAV ARC -HT NYRR ARC Retail BDCA PE-ARC UDF IV Multi-Offering Subscription Agreement An investment in the offerings described herein cannot be completed until at least five (5) business days after the date the investor received the final prospectus for each offering. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPT ANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART . IF REJECTED , ALL FUNDS SHALL BE RETURNED TO SUBSCRIBERS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED . Investors will receive a confirmation of their purchase. INVESTORS IN ALABAMA, Arkansas, Ma ryland, Ma ssachusetts or Tennessee (or arc-ht investors in south carolina) MAY NOT USE THIS MULTI -OFFERING SUBSCRIPTION AGREEMENT TO SUBSCRIBE for SHARES OF ANY OFFERING described herein but INSTEAD SHOULD REFER TO THE SUBSCRIPTION AGREEMENT FOR EACH OFFERING. If you have any questions, please call your registered representative or Realty Capital Securities, LLC (Member FINRA/SIPC) at 1-877-373-2522. Subscription Agreement

1

Please indicate which offering you wish to invest in and whether this purchase is an "initial investment" or an "additional investment."

☐ **Net of Commission Purchase ("NOCP"):** Check this box if you are eligible for a NOCP.

NOCPs are available to registered associates and other employees of soliciting broker/dealers, the above referenced REITs and their affiliates, participants in a wrap account or commission replacement account with approval for a discount by the broker/dealer, RIA, bank trust account, etc. Representative will not receive selling commission. Refer to prospectus for details.

Note: Investment subject to suitability standards, see the corresponding Prospectus for details.

* *Retail shares are sold to the public through broker dealers and are subject to applicable selling commissions and dealer manager fees (see prospectus for details).*

** *Institutional shares are sold through RIAs and broker dealers that are managing wrap or fee-based accounts and are subject to an annual platform fee equal to 70 basis points of net asset value (see prospectus for details).*

Investment		Investment Amount
☐ **American Realty Capital Global Trust, Inc. ("ARC Global")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **American Realty Capital Trust IV, Inc. ("ARCT IV")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **American Realty Capital Daily Net Asset Value Trust, Inc. ("ARC Daily NAV")** ▸ State in which sale was made: ______	☐ Initial Investment: ☐ *Retail* * (or) ☐ *Institutional* ** ☐ Additional Investment: ☐ *Retail* * (or) ☐ *Institutional* ** Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **American Realty Capital Healthcare Trust, Inc. ("ARC-HT")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **American Realty Capital New York Recovery REIT, Inc. ("NYRR")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **American Realty Capital – Retail Centers of America, Inc. ("ARC Retail")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **Business Development Corporation of America ("BDCA")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$1,000 minimum investment*
☐ **Phillips Edison – ARC Shopping Center REIT, Inc. ("PE–ARC")** ▸ State in which sale was made: ______	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$100 increments for additional investments*
☐ **United Development Funding IV ("UDF IV")‡** ▸ State in which sale was made: ______ ‡ *Stated share price of $20 per share*	☐ Initial Investment ☐ Additional Investment: Acct# ______________	$ ______________ ▸ *$2,500 minimum investment* ▸ *$1,000 minimum investment if purchased through IRA or other qualified account* ▸ *$1,000 minimum for additional investments*

Payment Method: Please indicate the method of payment: ☐ Check Enclosed ☐ Subscription amount wired ☐ Check/funding being sent by other third party

Payment Instructions: Please follow the instructions outlined below.

- **For custodial held accounts, such as IRAs and other qualified plans:** Checks should be made payable to the custodian and sent, with a completed copy of the Subscription Agreement, directly to the custodian who will forward them to the applicable address.
- **For all other investments:**
  - **For ARC Global** *(except ARC Global investors in OH and PA)*, **ARCT IV, ARC Daily NAV** *(except ARC Daily NAV investors in OH, PA and TX)*, **ARC-HT, ARC Retail** *(except ARC Retail investors in OH and PA)*, **NYRR, BDCA, PE-ARC and UDF IV, make checks payable to the respective offering:** American Realty Capital Global Trust, Inc. (or) American Realty Capital Trust IV, Inc. (or) American Realty Capital Daily Net Asset Value Trust, Inc. (or) American Realty Capital Healthcare Trust, Inc. (or) American Realty Capital New York Recovery REIT, Inc. (or) American Realty Capital – Retail Centers of America, Inc. (or) Business Development Corporation of America (or) Phillips Edison – ARC Shopping Center REIT, Inc. (or) United Development Funding IV.
  - **For ARC Global investors in OH and PA, make checks payable to:** UMB Bank, NA, Escrow Agent for American Realty Capital Global Trust, Inc.
  - **For ARC Retail investors in OH and PA, make checks payable to:** UMB Bank, NA, Escrow Agent for American Realty Capital – Retail Centers of America, Inc.
  - **For ARC Daily NAV investors in OH, PA and TX, make checks payable to:** UMB Bank, NA, Escrow Agent for American Realty Capital Daily Net Asset Value Trust, Inc.

2 OWNERSHIP

IMPORTANT: Please choose **one** option, either within the "Non-Custodial Ownership" column, or within the "Custodial Ownership" column.

(1) Investors who qualify may elect Transfer on Death (TOD) registration for such investment account. TOD registration is designed to give an owner/investor of securities the option of a nonprobate transfer at death of the assets held in the account by designating proposed beneficiary(ies) to receive the account assets upon the owner/investor's death. TOD registration is available only for owner(s)/investor(s) who is (i) a natural person or (ii) two natural persons holding the account as Tenants by the Entirety or (iii) two or more natural persons holding the account as Joint Tenants with Right of Survivorship or (iv) a married couple holding the account as community property with right of survivorship. The following forms of ownership are ineligible for TOD registration: Tenants in Common, community property without survivorship, non-natural account owners (i.e., entities such as corporations, trusts or partnerships), and investors who are not residents of a state that has adopted the Uniform Transfer on Death Security Registration Act.

2a. Non-Custodial Ownership *(Non-Qualified)*

- ☐ **Individual** – *One signature required & initial.*
- ☐ **Joint Tenants with Right of Survivorship** – *All parties must sign & initial.*
- ☐ **Tenants in Common** – *All parties must sign & initial.*
- ☐ **Company or Corporation or Partnership** – *Authorized signature required. Include Corporate Resolution or Partnership Agreement, as applicable.*
- ☐ **Uniform Gift/Transfer to Minors Act (UGMA/UTMA)** – *Owner and custodian signature required.* State of ______ Custodian for ______________
- ☐ **Estate** – *Personal representative signature required.* Name of Executor: ______________ *Include a copy of the court appointment.*
- ☐ **Qualified Pension or Profit Sharing Plan*** – *Trustee or custodian signature required. Include plan documents.* Name of Trustee: ______________
- ☐ **Trust** – *Trustee(s) signature(s) and copy of trust document or trust certificate required.*
- ☐ **Transfer on Death**(1) – *Must complete separate Transfer on Death Registration Form.*
- ☐ **Other** (Specify) – ______________ *Include title and signature pages.*

2b. Custodial Ownership *(Qualified)*

- ☐ **Traditional IRA*** – *One signature required.*
- ☐ **Roll-Over IRA*** – *One signature required.*
- ☐ **Roth IRA*** – *One signature required.*
- ☐ **KEOGH Plan*** – *One signature required.*
- ☐ **Simplified Employee Pension/Trust (S.E.P.)***
- ☐ **Qualified Pension or Profit Sharing Plan*** – *Owner and custodian signature required.*
- ☐ **401(k)** *(Only available for ARC Daily NAV)*
- ☐ **Other** (Specify) – ______________

* Investors who are plan participants under a registered IRA, Keogh, Qualified Pension Plan or Qualified Profit Sharing Plan program may be eligible to purchase such investment through such accounts. No representations are made, and the offeror disclaims any responsibility or liability to the plan custodian, plan administrators, plan participants, investors, or beneficiaries thereof as to the tax ramifications of such investment, the suitability or eligibility of such investment under the respective plan, or that such investment comports with ERISA, Internal Revenue Service or other governmental rules and regulations pertaining to such plan investments and rights thereunder. A separate private investment form or similar documentation from the Plan Custodian/Administrator and plan participants/investors is required for investment through these types of accounts.

3

IMPORTANT: Send all paperwork directly to the custodian.

Note: This section is only for accounts specified in Section 2b and not for Custodial Accounts for Minors.

Custodial Ownership *(Must be completed by Custodian/Trustee for accounts identified in Section 2b)*

Name of Trust or Business Entity *(Does not apply to IRA accounts)* ______

Name of Custodian or Trustee ______

Mailing Address ______

City, State, Zip ______

Business Phone ______

Custodian/Trust/Business Entity Tax ID# ______

Account # ______

Name of Custodian or Other Administrator ______

4

IMPORTANT: Investor Information is required.

Note: Please provide all necessary corporate documents, partnership agreement, or trust powers (specified in Section 2) to establish authority to act.

Investor Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Account Owner ______

Date of Birth ______

Social Security Number or Taxpayer ID # ______

Legal Address (No P.O. Boxes) ______

City, State, Zip ______

Citizenship: *Please indicate Citizenship Status* ***(Required)***

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien*** | ☐ **Employee, Affiliate or Board Member**

NOTE: Any and all U.S. Taxpayers are required to complete W-9 form in Section 6b

* If non-resident alien, investor must submit the appropriate W-8 form (**W-8BEN, W-8ECI, W-8EXP or W-8IMY**) in order to make an investment. **(Again, if a foreign national who is, in fact, a U.S taxpayer, complete W-9 form.)**

Employer: ______ ☐ RETIRED

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Joint Account Owner or Minor ______

Entity Name ______

Date of Birth ______

Social Security Number or Taxpayer ID# ______

If Non-U.S. Citizen, specify Country of Citizenship ______

Mailing Address (if different than legal address) ______

City, State, Zip ______

Home Phone ______

Business Phone ______

Government ID: ***(Foreign Citizens only)*** *Identification documents must have a reference number and photo. Please attach a photocopy.*

Place of Birth: ______ City ______ State/Province ______ Country ______

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ US Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document ☐ Passport without U.S. Visa Bank Name (required): ______

Account No. (required): ______

☐ Foreign national identity documents Bank Name (required): ______

Phone No. (required): ______

Number for the document checked above and country of issuance: ______

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. *Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request. Any such request will be subject to our verification.*

5 Complete this section to enroll in the Distribution Reinvestment Plan or to elect how you wish to receive your distributions. 1 Note: Qualified accounts may not direct distributions without the custodian's approval. Please also note that all custodial account distributions not reinvested pursuant to the distribution reinvestment plan will be directed to the custodian. Footnotes: 1 Distributions may be funded from borrowings, offering proceeds, or proceeds from the sale of assets, which may constitute a return of capital and significantly reduce the amount of capital available for investment by each program. Any capital returned to investors through distributions will be returned after certain fees and expenses are paid to the sponsor of this offering or its affiliates. 2 Ohio investors in ARC Global, ARCT IV, ARC Daily NAV and ARC Retail, cannot participate in the Distribution Reinvestment Plan. Other Ohio investors, and ARCT IV investors in Maine, cannot participate in the Distribution Reinvestment Plan feature that reinvests distributions into subsequent affiliated programs. 3 Each investor who elects to have distributions reinvested agrees to notify the applicable program and the brokerdealer in writing if at any time during his or her participation in the Distribution Reinvestment Plan, there is any material change in the stockholder’s financial condition or inaccuracy of any representation under the subscription agreement for such stockholder’s initial purchase of our shares. 4 I authorize American Realty Capital Global Trust, Inc., American Realty Capital Trust IV, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital New York Recovery REIT, Inc., American Realty Capital – Retail Centers of America, Inc., Business Development Corporation of America, Phillips Edison – ARC Shopping Center REIT Inc., United Development Funding IV or its agent, DST Systems, Inc. (as applicable, the “Issuer”) to deposit my distribution/dividend to my checking or savings account. This authority will remain in force until I notify the Issuer in writing to cancel it. If the Issuer deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below. Investors’ ability to sell shares pursuant to the Share Repurchase Program is subject to numerous restrictions. The Share Repurchase Program may be suspended or terminated at ay time and individual requests for redemption may not be honored. Investors may not be able to sell their shares. Distributions American Realty Ca pital Global Trust, Inc.  I hereby subscribe for Shares of American Realty Capital Global Trust, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) American Realty Ca pital Trust IV, Inc.  I hereby subscribe for Shares of American Realty Capital Trust IV, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) American Realty Ca pita l Daily Net Asset Value Trust, Inc.  I hereby subscribe for Shares of American Realty Capital Daily Net Asset Value Trust, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) American Realty Ca pital Healthcare Trust, Inc.  I hereby subscribe for Shares of American Realty Capital Healthcare Trust, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) American Realty Ca pital New York Recovery REIT, Inc.  I hereby subscribe for Shares of American Realty Capital New York Recovery REIT, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) American Realty Ca pita l – Reta il Centers of America, Inc.  I hereby subscribe for Shares of American Realty Capital – Retail Centers of America, Inc. and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) Business Development Corporation of America  I hereby subscribe for Shares of Business Development Corporation of America and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) Phillips Edison – ARC Shopping Center REIT, Inc.  I hereby subscribe for Shares of Phillips Edison – ARC Shopping Center REIT, Inc. and elect the distribution option indicated.  Reinvest/Dividend Reinvestment Plan 3 Investor elects to participate in the Dividend Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only) United development funding iv  I hereby subscribe for Shares of United Development Funding IV and elect the distribution option indicated.  Reinvest/Distribution Reinvestment Plan 2,3 Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.  Mail Check to the address of record  Send to Custodial Account listed in Section 3  Cash/Direct Deposit 4 Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only)

5a Please complete this section if you should wish to direct distributions (non-custodial accounts) to the registered owner's checking or savings account or to a party other than the registered owner.

Name of Third Party Financial Institution ____________________

Mailing Address ____________________

City, State, Zip ____________________

Account # ____________________

Bank's ABA/Routing # ____________________

☐ **Checking Account** *(must enclose voided check)* ☐ **Savings Account** *(subject to bank verification)*

ELECTRONIC DELIVERY ELECTION

Electronic Delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically, please affirmatively elect to do so by checking the offering for which you elect to receive the electronic delivery of stockholder communications and statement notifications, and signing below where indicated:

☐ **American Realty Capital Global Trust, Inc.** ☐ **American Realty Capital Trust IV, Inc.** ☐ **American Realty Capital Daily Net Asset Value Trust, Inc.**

☐ **American Realty Capital Healthcare Trust, Inc.** ☐ **American Realty Capital New York Recovery REIT, Inc.** ☐ **American Realty Capital – Retail Centers of America, Inc.**

☐ **Business Development Corporation of America** ☐ **Phillips Edison – ARC Shopping Center REIT, Inc.** ☐ **United Development Funding IV**

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail stockholder communications to you directly or (ii) make them available on each offering's respective Web site and notify you by e-mail when such documents are available and how to access the documents.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents including annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. E-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive documents electronically, you represent the following: **(a)** I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. **(b)** I acknowledge that documents distributed electronically may be provided in Adobe's Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe's web site at www.adobe.com . The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications. **(c)** I acknowledge that I may receive at no cost from the respective offering(s) a paper copy of any documents delivered electronically by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. **(d)** I acknowledge that if the e-mail notification is returned to the respective offering(s) as "undeliverable", a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if the respective offering(s) is/are unable to obtain a valid e-mail address for me, the respective offering(s) will resume sending a paper copy of its filings by U.S. mail to my address of record. **(e)** I acknowledge that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday.

Owner Signature ____________________ Date (mm/dd/yyyy) __________

Co-Owner Signature (if applicable) ____________________ Date (mm/dd/yyyy) __________

Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided.

My e-mail address is ____________________

Your e-mail address will be held in confidence and used only for matters relating to your investments.

6 **IMPORTANT:** Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

NOTE: ***Investors in Alabama, Arkansas, Maryland, Massachusetts, or Tennessee (or ARC-HT investors in South Carolina) may not use this multi-offering subscription agreement to subscribe for shares of any offering described herein but instead should refer to the subscription agreement for each offering.***

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial ALL appropriate representations below)**	**Owner**	**Co-Owner**
For Investors of ALL Offerings:		
Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and estimate that (without regard to investment in the applicable offering) I (we) have gross income due in the current year of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000 or such higher suitability as may be required by certain states and set forth in the "Investor Suitability Standards" section of the applicable Prospectus; in the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the shares of any offering.		
California residents only: In addition to the suitability requirements described above, investors' maximum investment in our shares will be limited to 10% of the investor's net worth *(exclusive of home, home furnishings and automobiles)*.		
Kansas residents only: In addition to the suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth in our shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth *(total assets minus total liabilities)* that is comprised of cash, cash equivalents and readily marketable securities.		
Michigan residents only: A Michigan investor cannot invest more than 10% of their net worth in each Issuer.

6 Continued Subscriber Acknowledgements & Signatures (Continued) (you must initial ALL appropriate representations below) Owner Co-Owner For Investors of ALL Offerings (Continued): Missouri residents only: In addition to the suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in the securities registered by us for any offering with the Securities Division. For American Realty Capital Global Trust, Inc. (“ARC Global”) Investors Only: I/we have received the final prospectus of ARC Global at least five (5) business days prior to the date of this subscription agreement. I/we am/are purchasing shares for my/our own account. I/we acknowledge that shares are not liquid. If an affiliate of ARC Global, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale. Kentucky residents only: In addition to the suitability requirements described above, investors’ maximum investment in the ARC Global shares will be limited to 10% of the investor’s liquid net worth. Ohio, Oregon, Pennsylvania, Washington, New Jersey and New Mexico residents only: In addition to the suitability requirements described above, the investor’s maximum investment in ARC Global and its affiliates cannot exceed 10% of the Oregon, Pennsylvania, Washington, New Jersey or New Mexico resident’s net worth. An Ohio investor’s aggregate investment in the ARC Global shares, shares of our affiliates, and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities. For Ohio and Pennsylvania investors, ARC Global will not release subscriptions from escrow until it has received $20,000,000 and $75,000,000, respectively, in subscriptions. Iowa residents only: An Iowa investor’s maximum investment in ARC Global and its affiliates cannot exceed 10% of the Iowa resident’s liquid net worth. North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the ARC Global offering. Nebraska residents only: Investors must have either (a) a net worth of $350,000 or (b) a net worth of $100,000 and an annual income of $70,000. The investor’s maximum investment in ARC Global should not exceed 10% of the investor’s net worth. Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in the ARC Global offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. Texas residents only: An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, (a) a minimum net worth of $250,000 and a minimum annual gross income of $65,000, or (b) a minimum net worth of $500,000. The investor’s maximum investment in the ARC Global offering shall not exceed 10% of the investor’s liquid net worth. For American Realty Capital Trust IV, Inc. (“ARCT IV”) Investors Only: I/we acknowledge receipt of the final Prospectus of ARCT IV, not less than five (5) business days prior to the signing of this Subscription Agreement. I/we am/are purchasing shares for my/our own account. I/we acknowledge that shares are not liquid. If an affiliate of ARCT IV, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale. Nebraska residents only: Investments must have either (a) a minimum net worth of $100,000 and an annual income of $70,000 or (b) a minimum net worth of $350,000. The investor’s maximum in investment in ARCT IV and its affiliate cannot exceed 10% of the investor’s net worth. Ohio, Iowa, Oregon, Pennsylvania, Washington and New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in ARCT IV and its affiliates cannot exceed 10% of the Iowa, Oregon, Pennsylvania, Washington or New Mexico resident’s net worth. A Ohio investor’s aggregate investment in ARCT IV shares, shares of its affiliates, and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

6 *Continued*

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	Owner	Co-Owner
For American Realty Capital Trust IV, Inc. ("ARCT IV") Investors Only *(Continued)*:		
Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the ARCT IV offering not to exceed 10% of the Kentucky investor's liquid net worth.		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the ARCT IV offering.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the ARCT IV offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
New Jersey residents only: Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $100,000 and annual gross income of $85,000 or (ii) a minimum liquid net worth of $350,000. Additionally, a New Jersey investor's total investment in the ARCT IV offering and other non-traded real estate investment trusts shall not exceed 10% of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.		
Texas residents only: An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, either (a) minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (b) minimum net worth of $250,000; net worth shall be exclusive of home, home furnishings and automobiles.		

For American Realty Capital Daily Net Asset Value Trust, Inc. ("ARC Daily NAV") Investors Only:		
I/we acknowledge receipt of the final Prospectus of ARC Daily NAV, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of ARC Daily NAV, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the ARC Daily NAV offering not to exceed 10% of the Kentucky investor's liquid net worth.		
Ohio, Iowa, Oregon, Pennsylvania, Washington and New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in ARC Daily NAV and its affiliates cannot exceed 10% of the Iowa, Oregon, Pennsylvania, Washington or New Mexico resident's net worth. An Ohio investor's aggregate investment in ARC Daily NAV shares, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles *minus* total liabilities) that is comprised of cash, cash equivalents and readily marketable securities. We will not release any Pennsylvania investor proceeds for subscriptions from escrow until ARC Daily NAV has received an aggregate of $75,000,000 in subscriptions. For Ohio investors, we will not release subscriptions from escrow until ARC Daily NAV has received $20,000,000 in subscriptions.		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the ARC Daily NAV offering.		
Nebraska residents only: Investors must have either (a) a net worth of $350,000 (exclusive of home, auto and home furnishings) or (b) a net worth of $100,000 *(exclusive of home, auto and home furnishings)* and an annual income of $70,000. The investor's maximum investment in ARC Daily NAV and its affiliates should not exceed 10% of the investor's net worth *(exclusive of home, auto and home furnishings)*.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the ARC Daily NAV offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Texas residents only: An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, (a) a minimum net worth of $100,000 and a minimum annual gross income of $100,000, or (b) a minimum net worth of $500,000. The investor's maximum investment in the ARC Daily NAV offering shall not exceed 10% of the investor's liquid net worth. For Texas investors, ARC Daily NAV may not release subscriptions from escrow until it has raised at least $10 million in other jurisdictions.

6 Continued Subscriber Acknowledgements & Signatures (Continued) (you must initial ALL appropriate representations below) Owner Co-Owner For American Realty Capital Healthcare Trust, Inc. (“ARC -HT”) Investors Only: I/we acknowledge receipt of the final Prospectus of ARC -HT, not less than five (5) business days prior to the signing of this Subscription Agreement. I/we am/are purchasing shares for my/our own account. I/we acknowledge that shares are not liquid. If an affiliate of ARC -HT , I/we represent that the shares are being purchased for investment purposes only and not for immediate resale. Nebraska residents only: Investors must have either (a) a net worth of $350,000 (exclusive of home, auto and home furnishings) or (b) a net worth of $100,000 (exclusive of home, auto and home furnishings) and an annual income of $70,000. The investor’s maximum investment in ARC -HT should not exceed 10% of the investor’s net worth (exclusive of home, auto and home furnishings). Ohio, Iowa, Oregon, Pennsylvania and Washington residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in ARC -HT and its affiliates cannot exceed 10% of the Iowa, Oregon, Pennsylvania or Washington resident’s net worth. An Ohio investor’s aggregate investment in ARC -HT shares, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities. Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the ARC -HT offering not to exceed 10% of the Kentucky investor’s liquid net worth. California residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $120,000, with the investor’s maximum investment in ARC -HT shares not to exceed 10% of the investor’s net worth (exclusive of home, home furnishings and automobile). North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the ARC -HT offering. Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in the ARC -HT offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. For American Realty Capital New York Recovery REIT, Inc. (“NYRR”) Investors Only: I/we acknowledge receipt of the final Prospectus of NYRR, not less than five (5) business days prior to the signing of this Subscription Agreement. I/we am/are purchasing shares for my/our own account. I/we acknowledge that shares are not liquid. If an affiliate of NYRR, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale. Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the NYRR offering not to exceed 10% of the Kentucky investor’s liquid net worth. Ohio, Iowa, Oregon, Pennsylvania, Washington and New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in NYRR and its affiliates cannot exceed 10% of the Ohio, Iowa, Oregon, Pennsylvania, Washington or New Mexico resident’s net worth. An Ohio investor’s aggregate investment in our shares, shares of our affiliates, and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. ‘‘Liquid net worth’’ is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities. Nebraska residents only: Investors must have either (a) a net worth of $350,000 (exclusive of home, auto and home furnishings) or (b) a net worth of $100,000 (exclusive of home, auto and home furnishings) and an annual income of $70,000. The investors’ maximum investment in NYRR should not exceed 10% of the investor’s net worth (exclusive of home, auto and home furnishings).

6 *Continued*

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	**Owner**	**Co-Owner**
For American Realty Capital New York Recovery REIT, Inc. ("NYRR") Investors Only *(Continued)*:		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the NYRR offering.		
For American Realty Capital – Retail Centers of America ("ARC Retail") Investors Only:		
I/we acknowledge receipt of the final Prospectus of ARC Retail, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of ARC Retail, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the ARC Retail offering not to exceed 10% of the Kentucky investor's liquid net worth.		
Ohio, Iowa, Oregon, Pennsylvania, Washington and New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in ARC Retail and its affiliates cannot exceed 10% of the Iowa, Oregon, Pennsylvania, Washington or New Mexico resident's net worth. An Ohio investor's aggregate investment in ARC Retail shares, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles *minus* total liabilities) that is comprised of cash, cash equivalents and readily marketable securities. We will not release any Pennsylvania investor proceeds for subscriptions from escrow until ARC Retail has received an aggregate of $75,000,000 in subscriptions. We will not release proceeds from Ohio investors until we have raised an aggregate of $20,000,000 in subscriptions.		
Nebraska residents only: Investments must have either (a) a minimum net worth of $100,000 and an annual income of $70,000 or (b) a minimum net worth of $350,000. The investor's maximum in investment in ARC Retail and its affiliates cannot exceed 10% of the investor's net worth.		
Mississippi residents only: In addition to the suitability standards above, shares will only be sold to Mississippi residents that represent that they have a liquid net worth of at least 10 times the amount of their investment in ARC Retail and other similar offerings.		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in the ARC Retail offering.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the ARC Retail offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
For Business Development Corporation of America ("BDCA") Investors Only:		
I/we acknowledge receipt of the final Prospectus of BDCA, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of BDCA, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
Arizona residents only: The term of the BDCA offering shall be effective for a period of one year with the ability to renew for additional periods of one year.		
Iowa, Kentucky and New Jersey residents only: Investors must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Iowa investor's total investment in BDCA shall not exceed 10% of his or her net worth.		
Oregon residents only: In addition to the general suitability requirements described above, the investor's maximum investment in BDCA shares and shares of its affiliates shall not exceed 10% of his or her net worth.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the BDCA offering and other similar offerings not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

6 Continued Subscriber Acknowledgements & Signatures (Continued) (you must initial ALL appropriate representations below) Owner Co-Owner For Business Development Corporation of America (“BDCA”) Investors Only (Continued): Nebraska residents only: Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in BDCA. For such investors, net worth should not include the value of one’s home, home furnishings or automobiles. Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment in BDCA shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.) North Dakota residents only: BDCA shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards. Texas residents only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in BDCA shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles. Oklahoma residents only: Purchases by Oklahoma investors in BDCA should not exceed 10% of their net worth (excluding home, home furnishings and automobiles). North Carolina residents only: Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000. Ohio residents only: In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in BDCA common stock to a maximum of 10% of his or her net worth. New Mexico residents only: In addition to the suitability standards above, the state of New Mexico requires that an investment by an New Mexico resident in BDCA, its affiliates and in other non-traded business development companies will not exceed 10% of the investor’s net worth. For Phillips Edison – ARC Shopping Center REIT, Inc. (“PE–ARC ”) Investors Only: Acknowledges receipt, not less than five (5) business days prior to the signing of this Subscription Agreement, of the final Prospectus of PE-ARC . I/we am/are purchasing shares for my/our own account. I/we acknowledge that shares are not liquid. If an affiliate of PE -ARC , I/we represent that the shares are being purchased for investment purposes only and not for immediate resale. Nebraska residents only: Investors must have either (a) a net worth of $350,000 (exclusive of home, auto and home furnishings) or (b) a net worth of $100,000 (exclusive of home, auto and home furnishings) and an annual income of $70,000. The investors’ maximum investment in PE-ARC should not exceed 10% of the investor’s net worth (exclusive of home, auto and home furnishings). Maine, Ohio, Iowa, Oregon, Pennsylvania and Washington residents only: Investors must have either (a) a minimum net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in PE-ARC and its affiliates cannot exceed 10% of the Maine, Ohio, Iowa, Oregon, Pennsylvania or Washington resident’s net worth. Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in the PE-ARC offering not to exceed 10% of the Kentucky investor’s liquid net worth. New Mexico residents only: Investors must have a liquid net worth of at least 10 times the amount of their investment in PE-ARC . For United Development Funding IV (“UDF IV”) Investors Only: I/we have received the final prospectus of UDF IV, not less than five (5) business days prior to the signing of this Subscription Agreement, and I/we accept the terms and conditions of the declaration of trust and bylaws of UDF IV. I/we am/are purchasing shares for my/our own account and I/we acknowledge that the shares are not liquid and there is no public market for this investment. I/we am/are not an Unacceptable Investor, as such term is defined in the prospectus under “Suitability Standards - Restrictions Imposed by the USA PATR IOT Act and Related Acts.”

6 Continued Subscriber Acknowledgements & Signatures (Continued) (you must initial ALL appropriate representations below) Owner Co-Owner For United Development Funding IV (“UDF IV”) Investors Only (Continued): California residents only: I/We have, excluding the value of my/our home, furnishings and automobiles, (a) a gross annual income of at least $70,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000. Iowa residents only: This investment, when added to my/our investments in similar programs, does not exceed 10% of my/our liquid net worth. Oregon and Pennsylvania residents only: This investment does not exceed 10% of my/ our liquid net worth. Kentucky residents only: Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in this offering not to exceed 10% of the Kentucky investor’s liquid net worth. We intend to assert the foregoing representation as a defense in any subsequent litigation where such assertion would be relevant . As used above , the singular includes the plural in all respects if shares are being ac quired by more than one person. This subscription agreement and all rights thereunder shall be governed by , and interpreted in accordance with, the laws of the state of New York without giving effect to the principles of conflict of laws .. By executing this subscription agreement , the subscriber hereby declares the information supplied above is true and correct and may be relied upon by each issuer in connection with the subscriber’s investment in such issuer. The subscriber does not waive any rights it may have under the securities act of 1933, The securities exchange act of 1934 or any state securities law by executing this subscription agreement . A sale of shares may not be completed until the subscriber has been in receipt of the final prospectus for each offering (at least five business days ). The subscriber will not be admitted as a shareholder of the applicable issuer until this subscription agreement has been accepted by such issuer. Such issuer may reject any subscription , in whole or in part , in its sole discretion, so long as such partial acceptance or rejection does not result in an investment of less than the minimum amount specified in the prospectus . Subscriptions will be accepted or rejected within 30 days of their receipt . Each issuer will accept groups of subscriptions on an orderly basis no less frequently than monthly , subject to the terms of the applicable current prospectus . If an issuer rejects the subscriber’s subscription , the purchase price will be returned to the subscriber within 10 business days after the rejection of the subscription . If the subscriber’s subscription is accepted , the subscriber will be sent a confirmation of its purchase after the subscriber has been admitted as a shareholder. Subscriber Signature(s) SIGNATURE OF OWNER AND CO -OWNER (All Investors Must Sign) If the investor signing below is acquiring the shares through an IRA or will otherwise beneficially hold the shares through a Custodian or Trustee, the investor authorizes the Investment Program(s) indicated in Section 1 to receive (on behalf of the investor) authorization for the investor to act as proxy for the Custodian or Trustee. This authorization coupled with the Custodian or Trustee authorization below is intended to permit the investor to vote his or her shares even though the investor is not the record holder of the shares. Owner Signature ______________________________________________________ Date (mm/dd/yyyy) _______________ Co-Owner Signature (if applicable) ________________________________________ Date (mm/dd/yyyy) _______________ FOR AUTHORIZED REPRESENTATIVE OF CUSTODI AN USE ONLY Signature of Custodian(s) or Trustee(s): By signing this Subscription Agreement, the Custodian authorizes the investor to vote the number of shares of the Investment Program(s) indicated in Section 1 that are beneficially owned by the investor as reflected on the records of each said offering as of the applicable record date at any meeting of the shareholders of each said offering. This authorization shall remain in place until revoked in writing by the Custodian. The Investment Program(s) indicated in Section 1 are hereby authorized to notify the investor of his or her right to vote consistent with this authorization. Authorized Signature (Custodian or Trustee) ________________________________ Date (mm/dd/yyyy) _______________ 6a IMPORTANT: The investor must go to Section 6b and complete the Substitute W-9 form in its entirety in order for the Subscription Agreement to be considered valid for review. *  Automatic Purchase Plan: Check this box if you wish to participate in the Automatic Purchase Plan (“APP”). A separate form is required to be completed to participate in APP. Be advised that APP may not be available with all programs and is not available for BDCA or UDF IV (or ARCT IV investors in Kansas). * Your ability to sell shares pursuant to the Share Repurchase Program is severely restricted. The Share Repurchase Program may be suspended or terminated at any time, and redemption requests may be rejected for any reason. You may not be able to sell your shares.

6b

Substitute Form W-9
ALL U.S. Taxpayer Must Sign

SUBSTITUTE FORM W-9 (Form W-9 (Rev. 10-2007)

Certification

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), that the investor is a U.S. person, and that the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the IRS that the investor is subject to backup withholding as a result of failure to report all interests or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding. If a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS.

Exempt TIN. Check here if investor is an exempt payee. ☐

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number, and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Investor	Print Name	Date
Signature of Joint Owner, if applicable	Print Name	Date

6b ***Continued***

Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9

What Number to Give the Requester. – Social Security numbers ("SSN") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers ("EIN") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" means the Internal Revenue Service.

For this type of account:	Give the SSN of:
1. An individual's account	The individual
2. Two or more individuals (Joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. (a) The usual revocable savings trust account (grantor also is trustee)	The grantor-trustee (1)
(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Given the EIN of:
6. Sole proprietorship or single-owner LLC	The owner (3)
7. A valid trust, estate, or pension trust	The legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership or LLC
11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity
12. A broker or registered nominee	The broker or nominee

6b Continued Guidelines for Certification of Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (Continued) (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished. (2) Circle the minor’s name and furnish the minor’s SSN. (3) You must show your individual name and you also may enter your business or ‘‘DBA’’ name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN. (4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed. Obtaining a Number If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TA X-FORM (1-800-829-3676). Payees Exempt from Backup Withholding Backup withholding is not required on any payments made to the following payees: • A n organization exempt from tax under Section 501(a), an individual retirement account (‘‘IRA’’), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f )(2). • T he United States or any of its agencies or instrumentalities. • A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. • A foreign government or any of its political subdivisions, agencies or instrumentalities. • A n international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: • A corporation. • A foreign central bank of issue. • A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States. • A futures commission merchant registered with the Commodity Futures Trading Commission. • A real estate investment trust. • A n entity registered at all times during the tax year under the Investment Company Act of 1940. • A common trust fund operated by a bank under Section 584(a). • A financial institution. • A middleman known in the investment community as a nominee or custodian. • A trust exempt from tax under Section 664 or described in Section 4947. Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Check the ‘‘Exempt TIN’’ box in the attached Substitute Form W-9, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer. Privacy Act Notice Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply. Penalties • Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. • Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty. • Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. • Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

7  RIA Submission: Check this box to indicate whether submission is made through a Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the subscriber includes a fixed or “wrap” fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be completed through that brokerdealer, not through the RIA. Financial Advisor, Registered Investment Advisor & Registered Representative The Financial Advisor, Registered Investment Advisor or the Authorized Representative (the “Advisor”) must sign below to complete order. The undersigned broker-dealer or Advisor warrants that it is a duly licensed broker-dealer (or noncommission based financial advisor) and may lawfully offer the Shares in the state designated as the investor’s address or the state in which the sale is to be made, if different. The broker-dealer or Advisor warrants that he or she has (a) reasonable grounds to believe this investment is suitable for the investor as defined by Rule 2310 of the FINRA Rules, (b) informed the investor of all aspects of liquidity and marketability of this investment as required by Rule 2310 of the FINRA Rules, (c) delivered the Prospectus to the investor the requisite number of days prior to the date that the investor will deliver this Subscription Agreement to the issuer as specified under the laws of the investor’s state of residence, (d) verified the identity of the investor through appropriate methods and will retain proof of such verification process as required by applicable law, and (e) verified that the investor and the registered owner do not appear on the Office of Foreign Assets Control list of foreign nations, organizations and individuals subject to economic and trade sanctions. Broker/Dealer or RIA Firm Address or P.O. Box Mailing Address City, State, Zip Business Phone # (Required) Fax Phone # E-mail Address Registered Representative(s) or Advisor(s) [I.A.] Name(s) (Required) Representative # Registered Representative or Advisor [I.A.] Address or P.O. Box City, State, Zip Business Phone # (Required) Fax Phone # E-mail Address If a Registered Associate of a FINRA member firm, I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed. If a Registered Investment Advisor, I certify that I am properly licensed and I am registered in the following state in which this sale was completed. State (Required) Signature(s) of Registered Representative(s) or Advisor(s) (Required) Date Signature of Broker/Dealer or RIA (If Required by Broker/Dealer) Date

8 IMPORT ANT: Please note that there are statespecific mailing addresses for the following offerings: ARC Global, ARC Daily NAV and ARC Retail. For Non-Custodial Accounts: Please mail a completed original Subscription Agreement along with a check and the appropriate documents outlined in Sections 1 and 2 of this agreement, to the appropriate address as outlined to the right. For Custodial Accounts: Please mail a completed original Subscription Agreement directly to the custodian, along with your check and the appropriate documents outlined in Sections 1 and 2 of this agreement. For Regular Mail For Overnight Deliveries American Realty Capital Global Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Global Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Trust IV, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Trust IV, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Daily Net Asset Value Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Daily Net Asset Value Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Healthcare Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital Healthcare Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital New York Recovery REIT, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital New York Recovery REIT, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital – Retail Centers of America, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 American Realty Capital – Retail Centers of America, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 Business Development Corporation of America c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 Business Development Corporation of America c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 Phillips Edison–ARC Shopping Center REIT, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 Phillips Edison–ARC Shopping Center REIT, Inc. c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 United Development Funding IV c/o DST Systems, Inc P.O. Box 219096, Kansas City, MO 64121-9096 United Development Funding IV c/o DST Systems, Inc 430 W. 7th Street, Kansas City, MO 64105-1407 State-Specific Mailing Address Differences for ARC Global, ARC Daily NAV and ARC Retail:  For ARC Global and ARC Retail in OH and PA, mail to: American Realty Capital Global Trust, Inc. c/o Realty Capital Securities, LLC 3 Copley Place, Suite 3300, Boston, MA 02116 American Realty Capital – Retail Centers of America, Inc. c/o Realty Capital Securities, LLC 3 Copley Place, Suite 3300, Boston, MA 02116  For ARC Daily NAV investors in OH, PA and TX, mail to: American Realty Capital Daily Net Asset Trust, Inc. c/o Realty Capital Securities, LLC 3 Copley Place, Suite 3300, Boston, MA 02116 FOR COMPANY USE ONLY: Amount Date Check/Wire# Account # Registered Representative # Firm # Custodian ID# Transfer Agent Reviewer

ANNEX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q
(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2012
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 0-54251
BUSINESS DEVELOPMENT CORPORATION OF AMERICA
(Exact Name of Registrant as Specified in its Charter)

Maryland	27-2614444
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York	10022
(Address of Principal Executive Office)	(Zip Code)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   Yes ☒ No ☐

    Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   Yes ☐ No ☒
The number of shares of the registrant's common stock, $0.001 par value, outstanding as of November 1, 2012 was 12,798,879.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2012

PART I

Item 1. Financial Statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Investments, at fair value (amortized cost of $100,917 and $14,294, respectively)	$102,048	$14,271
Cash and cash equivalents	4,970	828
Cash collateral on deposit with custodian	11,417	—
Interest receivable	1,174	142
Due from affiliate	1,127	918
Deferred credit facility financing costs, net	787	50
Unrealized gain on total return swap	580	—
Receivable due on total return swap	348	—
Prepaid expenses and other assets	154	41
Receivable for unsettled trades	3,521	—
Total assets	$126,126	$16,250

LIABILITIES
Revolving credit facility	$14,818	$5,900
Payable for unsettled trades	17,553	1,914
Management fees payable	176	—
Accounts payable and accrued expenses	90	154
Interest and credit facility fees payable	91	19
Payable for common stock repurchases	86	—
Stockholder distributions payable	632	56
Total liabilities	33,446	8,043

NET ASSETS
Preferred stock, $.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $.001 par value, 450,000,000 shares authorized, 9,821,991 and 912,297 shares issued and outstanding, respectively	10	1
Capital in excess of par value	90,240	8,235
Accumulated distributions in excess of net investment income	(334)	(7)
Accumulated undistributed net realized gain from investments and total return swap	1,053	1
Net unrealized appreciation (depreciation) on investments and total return swap	1,711	(23)
Net assets	92,680	8,207
Total liabilities and net assets	$126,126	$16,250

Net asset value per share *	$9.44	$9.00

*Net asset value per share and common shares outstanding for the year ended December 31, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Investment income:
Interest income	$1,959	$62	$3,677	$62
Other income	14	—	63	—
Total investment income	1,973	62	3,740	62

Operating expenses:
Contract termination fee	—	320	—	320
Interest and credit facility financing expenses	192	26	420	51
Professional fees	137	—	364	—
Directors fees	18	—	57	—
Insurance	51	—	154	—
Management fees	402	7	730	7
Incentive fees	572	37	968	37
Other administrative	35	101	75	251
Expenses before expense waivers and reimbursements from Adviser	1,407	491	2,768	666
Waiver of management and incentive fees	(798)	(44)	(1,522)	(44)
Expense support reimbursements from Adviser	—	(571)	(266)	(571)
Total expenses net of expense waivers and reimbursements from Adviser	609	(124)	980	51

Net investment income	1,364	186	2,760	11

Realized and unrealized gain on investments:
Net realized gain from investments	344	—	926	—
Net realized gain from total return swap	390	—	390	—
Net unrealized appreciation on investments	1,184	—	1,154	—
Net unrealized appreciation on total return swap	580	—	580	—
Net realized and unrealized gain on investments	2,498	—	3,050	—

Net increase in net assets resulting from operations	$3,862	$186	$5,810	$11

Per share information - basic and diluted*:
Net investment income	$0.16	$1.26	$0.55	$0.17
Net increase in net assets resulting from operations	$0.47	$1.26	$1.15	$0.17
Weighted average common shares outstanding	8,297,178	147,598	5,042,363	64,473

*Per share information - basic and diluted and weighted average common shares outstanding for the three and nine months ended September 30, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share and per share data)
(Unaudited)

	For the Nine Months Ended September 30,
	2012	2011
Operations:
Net investment income	$2,760	$11
Net realized gain from investments	926	—
Net realized gain from total return swap	390	—
Net unrealized appreciation on investments	1,154	—
Net unrealized appreciation on total return swap	580	—
Net increase in net assets from operations	5,810	11
Stockholder distributions:
Distributions from net investment income	(3,087)	(26)
Distributions from net realized gain on investments	(264)	—
Net decrease in net assets from stockholder distributions	(3,351)	(26)
Capital share transactions:
Issuance of common stock, net of issuance costs	81,119	3,296
Reinvestment of stockholder distributions	981	—
Repurchases of common stock	(86)	—
Net increase in net assets from capital share transactions	82,014	3,296

Total increase in net assets	84,473	3,281
Net assets at beginning of period	8,207	192
Net assets at end of period	$92,680	$3,473

Net asset value per common share *	$9.44	$8.90
Common shares outstanding at end of period *	9,821,991	390,316

Accumulated distribution in excess of net investment income	$(334)	$(23)

*Net asset value per share and common shares outstanding for nine months ended September 30, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	For the Nine Months Ended September 30,
	2012	2011
Operating activities:
Net increase in net assets from operations	$5,810	$11
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Paid-in-kind interest income	(6)	—
Net accretion of discount on investments	(150)	—
Amortization of deferred financing costs	88	37
Repayments of investments	62,711	59
Purchase of investments	(148,252)	(4,700)
Net realized gain from investments	(926)	—
Net unrealized appreciation on investments	(1,154)	—
Net unrealized appreciation on total return swap	(580)	—
(Increase) decrease in operating assets:
Cash collateral on deposit with custodian	(11,417)	—
Interest receivable	(1,032)	(50)
Receivable due on total return swap	(348)	—
Prepaid expenses and other assets	(113)	(43)
Receivable for unsettled trades	(3,521)	—
Increase (decrease) in operating liabilities:
Payable for unsettled trades	15,639	—
Management fees payable	176	—
Accounts payable and accrued expenses	(16)	390
Interest and credit facility fees payable	72	7
Net cash used in operating activities	(83,019)	(4,289)

Financing activities:
Proceeds from issuance of shares of common stock, net	81,119	3,296
Payments of offering costs	(444)	(1,301)
Proceeds from line of credit	18,918	2,200
Payments of financing cost	(873)	(22)
Paydowns on debt	(10,000)	—
Proceeds from affiliate, net	235	550
Stockholder distributions	(1,794)	—
Net cash provided by financing activities	87,161	4,723

Net increase in cash and cash equivalents	4,142	434
Cash and cash equivalents, beginning of period	828	1
Cash and cash equivalents, end of period	$4,970	$435

Supplemental information:
Interest paid during the period	$215	$13

Supplemental non-cash information:
Payable for common stock repurchases	$86	$—
DRIP distribution payable	$203	$13
Cash distribution payable	$429	$13
DRIP distribution paid	$717	$—
Stock distribution paid	$264	$—

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands except shares)

September 30, 2012 (Unaudited)

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets

Senior Secured First Lien Debt - 73.1% (b)
Advanced Disposal Services, Inc.	Environmental Industries	L+4.00% (5.25%), 9/25/2019	5.25%	$2,000	$1,980	$2,015	2.3%
Airvana Network Solutions, Inc.	High Tech Industries	L+8.00% (10.00%), 3/15/2017	11.67%	$1,971	1,890	1,978	2.2%
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75% (7.25%), 2/9/2018	7.91%	$3,970	3,895	3,825	4.2%
Attachmate Corp.	High Tech Industries	L+5.75% (7.25%), 11/15/2018	7.47%	$491	485	495	0.6%
Audio Messaging Solutions, LLC	Media: Diversified & Production	12.00%, 6/16/2016	12.00%	$1,085	1,085	1,085	1.3%
Avaya, Inc.	Telecommunications	L+4.50% (4.94%),10/26/2017	4.94%	$3,989	3,581	3,655	3.9%
Blue Buffalo Company, LTD	Beverage, Food & Tobacco	L+5.25% (6.50%), 8/8/2019	7.08%	$4,000	3,921	4,007	4.3%
ConvergeOne Holdings Corp.	Telecommunications	L+6.00% (9.25%), 6/8/2017	9.64%	$3,950	3,891	3,902	4.2%
CPG International I, Inc.	Construction & Building	L+4.50% (5.75%), 9/21/2019	5.84%	$1,000	995	1,003	1.1%
CST Industries, Inc.	Construction & Building	L+5.25% (8.50%), 5/23/2017	9.11%	$3,950	3,901	3,911	4.2%
DS Waters of America, Inc.	Beverage, Food & Tobacco	L+9.00% (10.50%), 8/22/2017	10.74%	$491	494	508	0.5%
eResearch Technology, Inc.	Healthcare & Pharmaceuticals	L+6.50% (8.00%), 7/11/2018	9.17%	$500	480	496	0.5%
Essar Steel Algoma, Inc. (d)	Metals & Mining	L+7.50% (8.75%), 9/27/2014	9.87%	$5,000	5,038	5,050	5.4%
Hearthside Food Solutions, LLC	Beverage, Food & Tobacco	L+5.25% (6.50%), 5/30/2017	6.91%	$3,000	2,972	3,007	3.2%
Ikaria Acquisition, Inc.	Healthcare & Pharmaceuticals	L+6.50% (7.75%), 9/15/2017	7.88%	$4,000	3,980	4,015	4.3%
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+7.75% (10.00%), 9/10/2015	9.88%	$3,435	3,446	3,469	3.7%
New Breed, Inc.	Services: Business	L+4.75% (6.00%), 9/30/2019	6.00%	$3,500	3,465	3,500	3.8%
Omi Holdings, Inc.	Capital Equipment	12.00%, 4/13/2013	12.00%	$722	722	722	0.8%
Par Pharmaceutical Companies, Inc. (a)	Healthcare & Pharmaceuticals	L+3.75% (5.00%), 9/27/2019	5.00%	$1,000	990	999	1.1%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands except shares)

September 30, 2012 (Unaudited)

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets
Permian Tank & Manufacturing, Inc.	Energy: Oil & Gas	L+7.25% (9.00%), 3/16/2017	10.62%	$1,640	1,602	1,650	1.8%
Pierre Foods, Inc.	Beverage, Food & Tobacco	L+5.25% (7.00%), 9/30/2016	6.93%	$2,985	2,992	3,000	3.2%
PPT Management, LLC	Healthcare & Pharmaceuticals	L+7.00% (8.50%), 10/31/2016	8.84%	$950	950	950	1.0%
Precision Dermatology, Inc.	Healthcare & Pharmaceuticals	L+9.00% (13.00%), 4/25/2017	13.96%	$5,000	4,976	4,986	5.4%
RedPrairie Corp.	High Tech Industries	L+5.00% (6.00%), 8/6/2018	6.24%	$2,431	2,419	2,443	2.6%
Source Refrigeration & HVAC, Inc.	Services: Business	L+5.25% (6.75%), 4/30/2017	7.15%	$2,963	2,918	2,918	3.1%
Tank Holdings Corp.	Containers, Packaging & Glass	L+5.50% (6.75%), 7/9/2019	7.33%	$3,910	3,837	3,929	4.2%
Tekelec Global, Inc.	Telecommunications	L+7.50% (9.00%), 3/31/2018	9.32%	$200	197	204	0.2%
Sub Total Senior Secured First Lien Debt					67,101	67,722	73.1%

Senior Secured Second Lien Debt - 15.8% (b)
Attachmate Corp.	High Tech Industries	L+9.50% (11.00%), 11/15/2019	11.61%	$1,000	$971	$980	1.1%
Eureka Hunter Holdings, LLC	Energy: Oil & Gas	12.50%, 8/6/2018	12.50%	$5,000	5,000	5,000	5.3%
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+9.75% (11.25%), 5/10/2019	12.19%	$2,000	1,962	1,985	2.1%
Rocket Software, Inc.	High Tech Industries	L+8.75% (10.25%), 2/8/2018	10.71%	$1,000	982	1,005	1.1%
Safety Services Acquisition Corp. (e)	Services: Business	15.00%, 7/5/2017	15.55%	$1,006	987	987	1.1%
Southern Pacific Resource Corp. (d)	Energy: Oil & Gas	L+7.50% (10.75%), 1/7/2016	10.37%	$1,438	1,452	1,456	1.6%
Teleflex Marine, Inc.	Hotel, Gaming & Leisure	13.50%, 8/24/2017	14.18%	$3,332	3,257	3,257	3.5%
Sub Total Senior Secured Second Lien Debt					14,612	14,670	15.8%

Senior Unsecured Debt - 1.0% (b)
Avaya, Inc.	Telecommunications	10.13%, 11/1/2015	10.55%	$1,000	$989	$898	1.0%
Sub Total Senior Unsecured Debt					989	898	1.0%

Subordinated Debt - 4.2% (b)
S.B Restaurant Co., Inc. (e)	Beverage, Food & Tobacco	14.00%, 1/10/2018	15.42%	$4,000	$3,912	$3,926	4.2%
Sub Total Subordinated Debt					3,912	3,926	4.2%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands except shares)

September 30, 2012 (Unaudited)

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets

Collateralized Securities - 10.4% (b)
ALM 2012-6A CLO Class E Notes	Banking, Finance, Insurance & Real Estate	L+6.00% (6.70%), 6/14/2023	9.11%	$1,000	$793	$825	0.9%
ALM 2012-6A CLO Subordinated Notes	Banking, Finance, Insurance & Real Estate	6/14/2023		$2,000	1,980	2,010	2.2%
Carlyle CGMS 2012-1A Subordinated Notes	Banking, Finance, Insurance & Real Estate	4/20/2022		$2,000	1,840	2,020	2.2%
Carlyle CGMS 2012-2A Subordinated Notes	Banking, Finance, Insurance & Real Estate	7/20/2023		$1,000	850	919	1.0%
MC Funding 2006 -1 Subordinated Notes	Banking, Finance, Insurance & Real Estate	12/20/2020		$4,000	3,840	3,820	4.1%
Sub Total Collateralized Securities					9,303	9,594	10.4%

Equity/Other - 5.6% (b)
Pennant Park Credit Opportunity Fund LP	Banking, Finance, Insurance & Real Estate			$5,000	$5,000	$5,016	5.4%
Precision Dermatology, Inc., Warrants, Strike: $1.148	Healthcare & Pharmaceuticals			217,770	—	—	—%
S.B Restaurant Co., Inc. - Warrants, Strike: $0.0001	Beverage, Food & Tobacco			348	—	222	0.2%
Sub Total Equity/Other					5,000	5,238	5.6%

TOTAL INVESTMENTS - 110.1% (b)					$100,917	$102,048	110.1%
LIABILITIES IN EXCESS OF OTHER ASSETS - 10.1%						(9,368)	(10.1)%
NET ASSETS - 100%						$92,680	100.0%

(a)
All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, except ALM 2012-6A CLO Class E Notes, ALM 2012-6A CLO Subordinated Notes, Carlyle CGMS 2012-1A Subordinated Notes, Carlyle CGMS 2012-2A Subordinated Notes, MC Funding 2006 - 1 Subordinated Notes, Par Pharmaceutical Companies, Inc., Pennant Park Credit Opportunity Fund LP, Southern Pacific Resource Corp. and Essar Steel Algoma, Inc.

(b)	Percentages are based on net assets of $92,680 as of September 30, 2012.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 3 to the financial statements).

(d)	Non-U.S. company. The principal place of business for Southern Pacific Resource Corp. and for Essar Steel Algoma, Inc. is Canada.

(e)	Terms of loan include PIK interest.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands except shares)

December 31, 2011

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets

Senior Secured First Lien Debt - 117.2% (b)
Audio Messaging Solutions, LLC	Media: Diversified & Production	12.00%, 6/16/2016	12.00%	$1,085	$1,085	$1,085	13.3%
Avaya, Inc.	Telecommunications	L + 4.50% (5.01%), 10/26/2017	7.80%	$292	260	272	3.3%
California Healthcare Medical Billing, Inc.	Healthcare & Pharmaceuticals	12.00%, 10/17/2015	12.00%	$230	230	230	2.8%
Central Parking Corp.	Automobile	L + 2.25% (2.81%), 5/22/2014	8.54%	$349	305	305	3.7%
Chrysler Group, LLC	Automobile	L + 4.75% (6.00%), 5/24/2017	8.27%	$299	270	284	3.5%
EIG Investors Corp.	Services: Business	L + 6.50% (8.00%), 12/19/2017	8.43%	$500	490	490	6.0%
Global Tel Link Corp.	Telecommunications	L + 5.50% (7.00%), 11/26/2017	7.41%	$500	490	490	6.0%
Harrah's Propco, LLC	Hotel, Gaming & Leisure	L + 3.00% (3.25%), 2/13/2015	10.87%	$400	290	290	3.5%
Harrison Hydra-Gen, Ltd.	Capital Equipment	12.00%, 6/4/2015	12.00%	$230	230	230	2.8%
Indianapolis Aviation Partners, LLC	Aerospace and Defense	12.00%, 9/15/2014	12.00%	$230	230	230	2.8%
JJ Lease Funding Corp.	Retail	L + 8.50% (10.00%), 3/17/2017	13.18%	$550	484	451	5.5%
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L + 6.75% (10.00%), 9/10/2015	9.99%	$450	450	450	5.5%
KIK Custom Products Inc.	Consumer Goods: Non-Durable	L + 2.25% (2.53%), 11/24/2014	5.24%	$499	430	430	5.2%
McClatchy Co.	Media: Advertising, Printing & Publishing	11.50%, 2/15/2017	12.55%	$500	481	481	5.9%
Mid-Columbia Lumber Products, LLC	Construction & Building	12.00%, 12/18/2014	12.00%	$230	230	230	2.8%
Omi Holdings, Inc.	Capital Equipment	12.00%, 4/13/2013	12.00%	$996	996	996	12.1%
Open Solutions, Inc.	Services: Business	L + 2.13% (2.55%), 1/23/2014	8.92%	$549	485	485	5.9%
OPI International, Ltd. (d)	Energy: Oil & Gas	12.00%, 11/30/2015	12.00%	$230	230	230	2.8%
Pegasus Research Group, LLC	Services: Business	13.00% Cash / 3% PIK, 1/6/2016	16.00%	$231	231	231	2.8%
PPL Rvs, Inc.	Automobile	18.00%, 6/10/2015	17.99%	$215	215	215	2.6%
PPT Management, LLC	Healthcare & Pharmaceuticals	L + 7.00% (8.50%), 10/31/2016	8.84%	$988	988	988	12.1%
River Aggregates, LLC	Construction & Building	12.00%, 3/30/2016	12.00%	$230	230	230	2.8%
Texas Competitive Electric Holdings Company, LLC	Utilities: Electric	L + 4.50% (4.78%), 10/10/2017	12.43%	$450	307	288	3.5%
Sub Total Senior Secured First Lien Debt					9,637	9,611	117.2%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands except shares)

December 31, 2011

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets
Senior Secured Second Lien Debt - 36.5% (b)
WM. Bolthouse Farms, Inc.	Beverage, Food & Tobacco	L + 7.50% (9.50%), 8/11/2016	9.49%	$500	$500	$500	6.1%
Ceres Management, LLC	Automobile	14.00%, 3/31/2013	13.98%	$230	230	230	2.8%
Condit Exhibits, LLC (e)	Media: Diversified & Production	9.00% Cash / 9.00% PIK, 7/1/2013	17.97%	$230	230	230	2.8%
Infor Enterprise Solutions Holdings, Inc.	High Tech Industries	L + 6.25% (6.51%), 3/2/2014	9.01%	$600	498	498	6.1%
Pierre Foods, Inc.	Beverage, Food & Tobacco	L + 9.50% (11.25%), 9/30/2017	11.18%	$500	499	499	6.1%
Sensus USA, Inc.	Utilities: Electric	L + 7.25% (8.50%), 5/9/2017	8.97%	$600	588	588	7.1%
Southern Pacific Resource Corp. (d)	Energy: Oil & Gas	L + 7.50% (10.75%), 1/7/2016	10.58%	$449	451	451	5.5%
Sub Total Senior Secured Second Lien Debt					2,996	2,996	36.5%

Senior Unsecured Debt - 10.7% (b)
Avis Budget Car Rental, LLC	Automobile	8.25%, 1/15/2019	8.92%	$500	$488	$507	6.1%
Momentive Performance Materials, Inc.	Chemicals, Plastics & Rubber	9.00%, 1/15/2021	13.40%	$500	396	380	4.6%
Sub Total Senior Unsecured Debt					884	887	10.7%

Subordinated Debt - 2.8% (b)
NTS Holdings, Inc.	Construction & Building	12.00%, 4/30/2015	12.00%	$230	$230	$230	2.8%
Sub Total Subordinated Debt					230	230	2.8%

Equity/Other - 6.7% (b)
Bank of America Corp. - (BAC-H Preferred)	Banking, Finance, Insurance & Real Estate	Perpetual		24,600	$547	$547	6.7%
Sub Total Equity/Other					547	547	6.7%

TOTAL INVESTMENTS - 173.9% (b)					$14,294	$14,271	173.9%
LIABILITIES IN EXCESS OF OTHER ASSETS - 73.9%						(6,064)	73.9%
NET ASSETS - 100%						$8,207	100.0%

(a)
All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, except OPI International Ltd., Southern Pacific Resource Corp. and Avis Budget Car Rental, LLC.

(b)	Percentages are based on net assets of $8,207 thousand as of December 31, 2011.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the our board of directors as required by the Investment Company Act of 1940. (See Note 3 to the financial statements).

(d)	Non-U.S. company. The principal place of business for OPI International, Ltd. is Bermuda and for Southern Pacific Resource Corp. is Canada.

(e)	Terms of loan include PIK interest. Company has paid interest currently since February 2011.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Note 1 — Organization and Basis of Presentation

Business Development Corporation of America (the “Company”), incorporated in Maryland on May 5, 2010, is an externally managed, non-diversified closed-end investment company that elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the taxable year ended December 31, 2011 and that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is, therefore, required to comply with certain regulatory requirements as promulgated under the 1940 Act. The Company is managed by BDCA Adviser, LLC (the “Adviser”) pursuant to the terms of the Investment Advisory and Management Services Agreement, as amended (the “Advisory Agreement”). The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company's activities and is responsible for making investment decisions for its portfolio.

On July 13, 2012, the Company, through a wholly-owned subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”). The 405 Sub is included within the Company's consolidated financial statements. The consolidated financial statements include both the Company's account and the account of 405 Sub. All significant intercompany transactions have been eliminated in consolidation.

On July 24, 2012, the Company, through a newly-formed, wholly-owned special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months. Funding I is included within the Company's consolidated financial statements. The consolidated financial statements include both the Company's account and the account of Funding I. All significant intercompany transactions have been eliminated in consolidation.

On January 25, 2011, the Company commenced its initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended.  The Company sold 22,222 shares of common stock to the Adviser, an entity wholly owned by AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”) on July 8, 2010, at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share.  On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and commenced operations as of that date. As of September 30, 2012, the Company had issued 9.8 million shares of common stock for gross proceeds of $99.3 million including shares purchased by the Sponsor and shares issued under the Company's distribution reinvestment plan ("DRIP").

The Company anticipates that during its offering period it will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. The Company may also purchase interests in loans through secondary market transactions in the "over-the-counter" market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. The Company defines middle market companies as those with annual revenues between $10 million and $1 billion. The Company expects that each investment will range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of its capital base. As the Company increases its capital base during the offering period, it will begin investing in, and ultimately intends to have a substantial portion of its assets invested in, customized direct loans to and equity securities of middle market companies. In most cases, companies to whom the Company provides customized financing solutions will be privately held at the time the Company invests in them.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The Company has entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for the Company to operate. On August 13, 2012, the Company entered into a custody agreement with U.S. Bank National Association (“US Bank”). Under the custody agreement, US Bank will hold all of the portfolio securities and cash of the Company and certain of its subsidiaries, and will transfer such securities or cash pursuant to the Company’s instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. Realty Capital Securities, LLC (the “Dealer Manager”), an affiliate of the Sponsor, serves as the dealer manager of the Company’s IPO. The Adviser and the Dealer Manager are related parties and will receive compensation and fees for services related to the IPO and for the investment and management of the Company’s assets.  The Adviser will receive fees during the offering, operational and liquidation stages, and the Dealer Manager will receive fees during the offering stage.

Note 2 — Summary of Significant Accounting Policies

The financial statements of the Company included herein were prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The information furnished includes all adjustments and accruals of a normal recurring nature, which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the results for the entire year or any subsequent interim period. These financial statements should be read in conjunction with the audited financial statements and notes thereto as of December 31, 2011 and for the year then ended, which are included in the Company's Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 19, 2012.
The Company's significant accounting policies are described in Note 2 to the financial statements as of December 31, 2011 and for the year then ended, which are included in the Form 10-K filed with the SEC on March 19, 2012. There have been no significant changes to these policies during the nine months ended September 30, 2012, other than the updates described below.
New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (the "FASB") issued guidance regarding disclosures about offsetting assets and liabilities, which requires entities to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013 with retrospective application for all comparative periods presented. The adoption of this guidance, which is related to disclosure only, is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2011, the Financial Accounting Standards Board (the "FASB") issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as the Company's own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The guidance was applied prospectively and was effective for interim and annual reporting periods ending after December 15, 2011. The adoption of this guidance did not have a material impact on the Company's financial position or results of operations as the guidance relates only to disclosure requirements.

 Note 3 — Fair Value of Financial Instruments

Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1—Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

•
Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

•
Level 3—Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The determination of where an asset or liability falls in the above hierarchy requires significant judgment and factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company evaluates its hierarchy disclosures each quarter and depending on various factors, it is possible that an asset or liability may be classified differently from quarter to quarter. However, the Company expects that changes in classifications between levels will be rare.

The Company’s investment portfolio at September 30, 2012 was comprised primarily of debt instruments for which quoted prices within the category of Level 1 inputs are not available. Therefore, at September 30, 2012, the majority of investments were valued at fair value as determined in good faith using the valuation policy approved by the board of directors using Level 2 and Level 3 inputs. The Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value. Due to the inherent uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio at September 30, 2012 may differ materially from values that would have been used had a ready market for the securities existed.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors. Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as follows:

Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded but are traded through broker networks are valued using information including, but not limited to, indicative dealer quotes, values of like securities, and other available market information.

For debt investments in portfolio companies for which the Company is required to identify a hypothetical secondary market as the principal market, the Company will determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under ASC 820.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

For debt investments of the Company's private finance portfolio for which the Company does not control or cannot gain control as of the measurement date, the Company will estimate the fair value based on the Company's assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. The Company generally does not expect to hold debt investments until the instrument's stated maturity. Debt investments are often exited prior to maturity as part of change of control transactions or recapitalization of the portfolio company. Accordingly, the Company's market yield analysis makes assumptions regarding the remaining useful life of an investment which may be shorter than the legal maturity of the loans. However, if the Company has information available stating that the loan is expected to be repaid in the near term, the Company would use an estimated remaining life based on the expected repayment date. The current interest rate spreads used to estimate the fair value of the Company's loans is based on experience of current interest rate spreads on similar loans. The Company uses significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, the Company may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

Investments in securities for which no active market exists are generally valued using either an enterprise value methodology and/or using debt fair value techniques. The Enterprise Value Waterfall methodology assumes the loans and equity securities are sold to the same market participant in the private merger and acquisition market which is consistent with how market participants would transact for these items in order to maximize their value. The enterprise value methodology determines the total value of a portfolio company, which is then allocated to individual securities in order of liquidation preference. To determine enterprise value the Company may use discounted cash flow techniques, comparisons to valuations of similar publicly traded companies, comparisons to market transactions for comparable companies, third-party valuations of the portfolio company, third-party offers to purchase the portfolio company, among other techniques where appropriate. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, the Company will also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, the Company will use significant judgment for factors such as size, marketability, and relative performance. In determining a discount rate to apply to forecasted cash flows, the Company will use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium. Debt fair value techniques, such as market yield analysis where a discounted cash flow analysis is performed using estimated current market yield required on the debt instrument, may be applied to individual debt instruments in which observable market data is not available. The Company will estimate the current market yield, remaining life, and interest rate spreads using similar loans and securities. The Company generally does not expect to hold the debt investments until the instrument's stated maturity. Debt investments are often exited prior to maturity as part of change of control transactions or recapitalization of the portfolio company. Accordingly, the Company's market yield analysis makes assumptions regarding the remaining useful life of an investment which may be shorter than the legal maturity of the loans. The current interest rate spreads used to estimate the fair value of our loans is based on the Company's experience of current interest rate spreads on similar loans. The Company will use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, the Company may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

In determining the fair value of investments, the Company may look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, net income, revenues or, in limited instances, book value or liquidation value of a portfolio company, or other industry practices.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company's board of directors will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company's debt investments.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of FASB ASC Topic 946, Financial Services-Investment Companies, as of the Company's measurement date. However, in determining the fair value of the Company's investment, the Company may make adjustments to the NAV per share in certain circumstances, based on the Company's analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

As part of the Company's quarterly valuation process, the Adviser may be assisted by an independent valuation firm engaged by the Company's board of directors. The audit committee of the board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to the financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the financial statements.

The following table presents fair value measurements of investments, by major class, as of September 30, 2012 according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$47,480	$20,242	$67,722
Senior Secured Second Lien Debt	—	5,426	9,244	14,670
Senior Unsecured Debt	—	898	—	898
Subordinated Debt	—	—	3,926	3,926
Collateralized Securities	—	—	9,594	9,594
Equity/Other	—	—	5,238	5,238
Total	$—	$53,804	$48,244	$102,048

The following table presents fair value measurements of investments, by major class, as of December 31, 2011 according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$—	$9,611	$9,611
Senior Secured Second Lien Debt	—	—	2,996	2,996
Senior Unsecured Debt	—	—	887	887
Subordinated Debt	—	—	230	230
Equity/Other	547	—	—	547
Total	$547	$—	$13,724	$14,271

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2012 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Senior Unsecured Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2011	$9,611	$2,996	$887	$230	$—	$—	$13,724
Net unrealized gain	6	—	—	14	291	238	549
Purchases and other adjustments to cost	20,707	9,244	—	3,912	9,303	5,000	48,166
Sales and redemptions	(5,396)	(460)	—	(230)	—	—	(6,086)
Net realized gains	29	—	—	—	—	—	29
Net transfers in and/or out	(4,715)	(2,536)	(887)	—	—	—	(8,138)
Balance as of September 30, 2012	$20,242	$9,244	$—	$3,926	$9,594	$5,238	$48,244

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

The composition of the Company’s investments as of September 30, 2012, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$67,101	$67,722	66.4%
Senior Secured Second Lien Debt	14,612	14,670	14.4%
Senior Unsecured Debt	989	898	0.9%
Subordinated Debt	3,912	3,926	3.8%
Collateralized Securities	9,303	9,594	9.4%
Equity/Other	5,000	5,238	5.1%
Total	$100,917	$102,048	100.0%

The composition of the Company’s investments as of December 31, 2011, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$9,637	$9,611	67.4%
Senior Secured Second Lien Debt	2,996	2,996	21.0%
Senior Unsecured Debt	884	887	6.2%
Subordinated Debt	230	230	1.6%
Equity/Other	547	547	3.8%
Total	$14,294	$14,271	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Significant Unobservable Inputs

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of September 30, 2012 were as follows (dollars in thousands):

				Range
	Fair Value	Valuation Technique	Unobservable Input	Minimum	Maximum
Senior Secured First Lien Debt	$20,242	Discounted Cash Flows	Discount Rate	13.20%	17.50%
			Terminal Value Growth	3.90%	5.00%
		Public Comparable Companies	Premium or (discount) to multiples of comparable companies	(56.90)%	16.00%
		Public Comparable Transactions	Premium or (discount) to multiples of comparable transactions	(49.90)%	8.80%
		Market Yield	Market Yield	8.50%	14.50%
			Estimated Remaining Life	0.50 yrs	3.00 yrs
Senior Secured Second Lien Debt	$9,244	Public Comparable Companies	Premium or (discount) to multiples of comparable companies	(40.00)%	(40.00)%
		Public Comparable Transactions	Premium or (discount) to multiples of comparable transactions	(20.00)%	(20.00)%
		Market Yield	Market Yield	15.75%	15.75%
			Estimated Remaining Life	3.00 yrs	3.00 yrs
Subordinated Debt	$3,926	Public Comparable Companies	Premium or (discount) to multiples of comparable companies	(44.20)%	(44.20)%
		Public Comparable Transactions	Premium or (discount) to multiples of comparable transactions	(43.00)%	(43.00)%
		Market Yield	Market Yield	15.50%	15.50%
			Estimated Remaining Life	3.00 yrs	3.00 yrs

The remainder of our Level 3 investments are valued using third party quotations such as unadjusted broker-dealer quotes with varying levels of interest.

Note 4 — Related Party Transactions and Arrangements

The Sponsor, including its wholly owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of September 30, 2012.

Management and Incentive Fee Compensation to the Adviser

The Adviser and its affiliates receive fees for services relating to the investment and management of the Company’s assets. The Adviser is entitled to an annual base management fee calculated at an annual rate of 1.5% of the Company’s average gross assets. The management fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. All or any part of the management fee not taken as to any quarter is deferred without interest and may be taken in such other quarter as the Adviser will determine. The management fee for any partial month or quarter will be appropriately prorated.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 20% of “pre-incentive fee net investment income” but only after the payment of a certain preferred return rate to investors, as defined in the Advisory Agreement, for the immediately preceding quarter of 1.75% per quarter, or an annualized rate of 7.0%, subject to a "catch-up" feature. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the three and nine months ended September 30, 2012, the Company incurred $0.4 million and $0.7 million, respectively, of management fees, of which the Adviser waived $0.2 million and $0.5 million, respectively. For the three and nine months ended September 30, 2012, the Company incurred $0.6 million and $1.0 million, respectively, of incentive fees, of which the Adviser waived $0.6 million and $1.0 million, respectively. No management fees or incentive fees were earned to the Adviser for the three and nine months ended September 30, 2011.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company. The Company and its Adviser have entered into the Expense Support Agreement whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts due from the Company to the Adviser.

Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, the Company has agreed if requested, to reimburse the Adviser for Expense Support Payments within three years from the end of the fiscal year in which such Expense Support Payment is made by the Adviser. Reimbursement shall be made as promptly as possible, but only to the extent they do not cause the Company's operating expenses, excluding organization and offering expenses, management fees and incentive fees payable to the Adviser, financing fees and interest, brokerage commissions and extraordinary expenses to exceed 1.5% of net assets attributable to shares of common stock after taking such payment into account.

     If an Expense Support Payment has not been reimbursed prior to the end of the third fiscal year following the date such Expense Support Payment was made, the Company's obligation to pay such Expense Support Payment shall automatically terminate, and be of no further effect.

     The Company has recorded $1.1 million and $0.9 million as due from affiliate on the consolidated statements of assets and liabilities as of September 30, 2012 and December 31, 2011, respectively, which reflects the netting of amounts due from the Adviser and affiliates and amounts due from the Company. On August 24, 2012, the Adviser made a payment to the Company in the amount of $1.1 million for $1.3 million of offering costs and operating expenses pursuant to the Expense Support Agreement netted against $0.2 million due from the Company to the Adviser as reimbursement for payments made by the Adviser on behalf of the Company. As of September 30, 2012, the Adviser had assumed on a cumulative basis, $0.3 million of offering costs and $1.0 million of operating expenses pursuant to the Expense Support Agreement.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Presented below is a summary of Expense Support Payments as of September 30, 2012, and the associated dates on which such reimbursements of such Expense Support Payments expire (dollars in thousands).

Date of Expense Support Payments	Expense Support Payments	Date Reimbursement of Expense Support Payments Expire
August 24, 2012	$1,293	December 31, 2015
Total	$1,293

Offering Costs

Pursuant to the Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering expenses to the extent that, together with all prior offering expenses, the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering. As of September 30, 2012, offering costs in the amount of $1.1 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time.

Note 5 — Borrowings

In January 2011, the Company entered into an agreement to obtain a revolving line of credit in the amount of $10.0 million with Main Street Capital Corp. The line was available to the Company until January 2013 and permitted the Company to periodically draw on the available funds to purchase securities or pay certain expenses. The line of credit had a variable interest rate based on the London Interbank Offered Rate ("LIBOR") plus 3.50%. On July 24, 2012, the Company used working capital and certain proceeds from the total return swap of its subsidiary, 405 Sub, to repay all of the obligations under the Company's credit facility with Main Street Capital Corp. The Company was not required to pay any prepayment penalty in connection with such repayment. The Company expensed all remaining deferred financing costs associated with the Company's credit facility with Main Street Capital Corp. For the three and nine months ended September 30, 2012, the Company incurred interest expense related to the outstanding borrowings on the credit facility with Main Street Capital Corp. in the amount of $0.02 million and $0.2 million, respectively. For the three and nine months ended September 30, 2011, the Company incurred interest expense related to the outstanding borrowings on the credit facility with Main Street Capital Corp. in the amount of $0.03 million and $0.05 million, respectively.

On July 24, 2012, the Company, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into the Credit Facility with Wells Fargo and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months.

The Company may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed the Company as servicer to manage its portfolio of loans. Funding I's obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Credit Facility are non-recourse to the Company.

The Credit Facility will be priced at the one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 2.00% and 2.75% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% and 2.0%, if the unused balance of the Credit Facility is less than or exceeds 20% of the available facility, respectively. For the three and nine months ended September 30, 2012, the Company incurred $0.04 million and $0.04 million of non-usage fees, respectively. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in July 2016.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I's portfolio. As of September 30, 2012, the Company was in compliance with regards to the Credit Facility covenants. The Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Credit Facility.

The Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of the Company, in its capacity as servicer of the portfolio assets under the Credit Facility, including, but not limited to, non-performance of Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to the Company that may be adverse to Wells Fargo and the secured parties under the Credit Facility.

In connection with the Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

As of September 30, 2012, the Company had deferred financing costs of $0.8 million, net of accumulated amortization of $0.04 million in connection with the Credit Facility with Wells Fargo. At September 30, 2012, $14.8 million was drawn on the Credit Facility with Wells Fargo. For the three and nine months ended September 30, 2012, the Company incurred interest expense related to the outstanding borrowings on the Credit Facility with Wells Fargo in the amount of $0.05 million and $0.05 million, respectively. For the three and nine months ended September 30, 2011, the Company incurred no interest expense since there were no outstanding borrowings during the period.

The Company is required to disclose the fair value of financial instruments for which it is practicable to estimate that value. The fair value of short-term financial instruments such as cash and cash equivalents, due to affiliates and accounts payable approximate their carrying value on the accompanying statements of assets and liabilities due to their short-term nature. The fair values of the Company’s remaining financial instruments that are not reported at fair value on the accompanying statements of assets and liabilities are reported below (amounts in thousands):

	Level	Carrying Amount at September 30, 2012	Fair Value at September 30, 2012
Senior secured revolving credit facility	3	$14,818	$14,818

The interest rate of the revolving line of credit is determined by a variable market rate and the Company's leverage ratio, and has terms commensurate with the market; as such, the outstanding balance on the facility approximates fair value.

Note 6 — Total Return Swap

On July 13, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to the Company's portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables the Company, through its ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The obligations of 405 Sub under the TRS are non-recourse to the Company and the Company's exposure to the TRS is limited to the amount that it contributes to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $50.0 million.

405 Sub pays interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.25% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

At September 30, 2012, the receivable due on total return swap on the consolidated statements of assets and liabilities consisted of the following (dollars in thousands):

Accrued interest receivable on total return swap	$379
Receivable on sale of total return swap	43
Financing payable on total return swap	(74)
Total receivable due on total return swap	$348

For the three and nine months ended September 30, 2012, the net realized gain from the total return swap on the consolidated statements of operations consisted of the following (dollars in thousands):

For the Three and Nine Months Ended September 30,
2012
Interest income and other income on total return swap	$427
Realized gain on total return swap	44
Financing expense on total return swap	(81)
Total net realized gain from total return swap	$390

As of September 30, 2012, the fair value of the TRS was $0.6 million. As of December 31, 2011, the Company had not entered into the TRS.

The Company valued its TRS in accordance with the agreements between 405 Sub and Citi, which collectively established the TRS and are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citi. Citi bases its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The Company's management reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly valuation process. To the extent the Company's management has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations will be discussed or challenged pursuant to the terms of the TRS.

The fair value of the TRS is reflected as an unrealized gain or loss on the total return swap on the consolidated statements of assets and liabilities. The change in value of the TRS is reflected in the consolidated statements of operations as net unrealized appreciation (depreciation) on the total return swap.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

As of September 30, 2012, 405 Sub had exposure to 18 underlying loans with a total notional amount of $38.9 million and posted $11.4 million in cash collateral held by Citibank, which is reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities. As of December 31, 2011, the Company had not entered into the TRS.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company has agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral posted by 405 Sub under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company has agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The following is a summary of the underlying loans subject to the TRS as of September 30, 2012 (dollars in thousands):

Underlying Loan (a)	Industry	Investment Coupon Rate, Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Debt
Attachmate Corp.	High Tech Industries	L+5.75% (7.25%), 11/22/2017	$2,453	$2,444	$2,471	$27
DS Waters of America, Inc.	Beverage, Food & Tobacco	L+9.00% (10.50%), 8/29/2017	2,494	2,516	2,569	53
EIG Investors Corp.	Telecommunications	L+6.25% (7.75%), 4/20/2018	998	988	1,000	12
eResearch Technology, Inc.	Healthcare & Pharmaceuticals	L+6.50% (8.00%), 5/2/2018	2,500	2,400	2,469	69
Homeward Residential Holdings, Inc.	Banking, Finance, Insurance & Real Estate	L+6.75% (8.25%), 8/7/2017	1,500	1,462	1,518	56
Ikaria Acquisition, Inc.	Healthcare & Pharmaceuticals	L+6.50% (7.75%), 9/18/2017	4,500	4,477	4,500	23
K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	L+7.75% (10.00%), 7/20/2015	2,500	2,487	2,487	—
New Breed, Inc.	Services: Business	L+4.75% (6.00%), 9/21/2019	2,500	2,475	2,491	16
Ollie's Holdings, Inc.	Retail	L+5.00% (6.25%), 9/27/2019	1,000	990	1,000	10
Plato Learning, Inc.	Media: Advertising, Printing & Publishing	L+6.00% (7.50%), 5/17/2018	1,975	1,968	1,975	7
RedPrairie Corp.	High Tech Industries	L+5.00% (6.00%), 8/16/2018	2,431	2,418	2,439	21
Seven Seas Cruises S. DE R.L.	Hotel, Gaming & Leisure	L+5.00% (6.25%), 2/16/2019	2,500	2,475	2,509	34
Securus Technologies, Inc.	Telecommunications	L+5.25% (6.50%), 5/31/2017	2,494	2,483	2,485	2
Tank Holdings Corp.	Containers, Packaging & Glass	L+5.50% (6.75%), 7/9/2019	2,462	2,413	2,458	45
Van Wagner Communications LLC	Services: Business	L+7.00% (8.25%), 8/1/2018	2,500	2,450	2,527	77
WideOpenWest Finance LLC	Telecommunications	L+5.00% (6.25%), 7/17/2018	1,995	1,915	2,009	94
Sub Total Senior Secured First Lien Debt				36,361	36,907	546

Senior Secured Second Lien Debt
Blue Coat Systems, Inc.	High Tech Industries	L+10.00% (11.50%), 8/8/2018	$1,500	$1,516	$1,530	$14
EIG Investors Corp.	Telecommunications	L+9.50% (11.00%), 10/31/2018	1,000	980	1,000	20
Sub Total Senior Secured Second Lien Debt				$2,496	$2,530	$34

Total				$38,857	$39,437	$580

(a)	All of the underlying loans are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940.

Note 7 — Commitments and Contingencies

Litigation

In the ordinary course of business, the Company may become subject to litigation or claims. There are no material legal proceedings pending or known to be contemplated against the Company.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Indemnifications

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Note 8 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

Note 9 — Common Stock

On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and through September 30, 2012, the Company sold 9.8 million shares of common stock for gross proceeds of $99.3 million, including shares purchased by the Sponsor and shares issued under the DRIP.

See Note 12 - Distributions in the Company's financial statements included in this report regarding a common stock distribution declared on March 29, 2012.

Note 10 — Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, as of the date of this filing, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the share price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first such tender offer commenced on September 12, 2012 and was completed on October 8, 2012. During the nine months ended September 30, 2012, the Company repurchased 0 shares. Upon completion of its first quarterly tender offer, on October 8, 2012, the Company repurchased 0 shares at the offered price of $9.7125 per share for aggregate consideration totaling $0.

Note 11 — Net Increase in Net Assets

Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of September 30, 2012 and 2011.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended September 30, 2012 and September 30, 2011 (dollars in thousands, except share and per share amounts):

	For the Three Months Ended September 30,	For the Three Months Ended September 30,	For the Nine Months Ended September 30,	For the Nine Months Ended September 30,
	2012	2011	2012	2011
Basic and diluted
Net increase in net assets resulting from operations	$3,861	$186	$5,810	$11
Weighted average common shares outstanding *	8,297,178	147,598	5,042,363	64,473
Net increase in net assets resulting from operations per share - basic and diluted *	$0.47	$1.26	$1.15	$0.17

*Per share information - basic and diluted and weighted average common shares outstanding for the three and nine months ended September 30, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.

On May 1, 2012, the Company announced that it was increasing its public offering price per share from $10.26 to $10.44, which became effective for shares purchased in the bi-monthly closing on June 1, 2012.

On August 14, 2012, the Company announced that it was increasing its public offering price per share from $10.44 to $10.50, which became effective for shares purchased in the bi-monthly closing on September 4, 2012.

On September 24, 2012, the Company announced that it was increasing its public offering price per share from $10.50 to $10.60, which became effective for shares purchased in the bi-monthly closing on October 16, 2012.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Note 12 — Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. From time to time, the Company may also pay interim distributions at the discretion of its board of directors. The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Company’s distributions may exceed its earnings, especially during the period before the Company has substantially invested the proceeds from its IPO. As a result, a portion of the distributions may represent a return of capital for tax purposes. As of September 30, 2012, the Company has accrued $0.6 million in stockholder distributions that were unpaid.

The following table reflects the cash distributions per share paid on the Company's common stock to date (dollars in thousands except share and per share amounts):

Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
October 3, 2011	$0.07	$13	$13	$26
November 1, 2011	0.07	20	14	34
December 1, 2011	0.06	25	17	42
2012:
January 3, 2012	0.06	35	21	56
February 1, 2012	0.06	47	26	73
March 1, 2012	0.06	80	34	114
April 2, 2012	0.06	118	48	166
May 1, 2012	0.06	157	65	222
June 1, 2012	0.07	289	91	380
July 2, 2012	0.06	313	113	426
August 1, 2012	0.07	361	146	507
September 4, 2012	0.07	394	173	567
October 1, 2012	0.06	429	203	632
		$2,281	$964	$3,245

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Per Share	Distribution Percentage	Shares Issued
March 29, 2012	May 1, 2012	May 2, 2012	$0.05	0.49%	25,709

The Company has not established any limit on the extent to which it may use borrowings, if any, or proceeds from its IPO to fund distributions (which may reduce the amount of capital it ultimately invests in assets). There can be no assurance that the Company will be able to sustain distributions at any particular level.

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Note 13 — Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2012 and September 30, 2011:

	For the Nine Months Ended September 30, 2012	For the Nine Months Ended September 30, 2011
Per share data*:
Net asset value, beginning of period	$9.00	$8.60

Results of operations (1) Net investment income	0.55	0.17
Net realized and unrealized appreciation on investments	0.41	—
Net realized and unrealized appreciation on total return swap	0.19	—
Net increase in net assets resulting from operations	1.15	0.17

Stockholder distributions (2) Distributions from net investment income	(0.61)	(0.70)
Distributions from net realized gain on investments	(0.05)	—
Net decrease in net assets resulting from stockholder distributions	(0.66)	(0.70)

Capital share transactions Issuance of common stock (3)	0.18	0.83
Repurchases of common stock (4)	—	—
Offering costs	(0.23)	—
Net increase (decrease) in net assets resulting from capital share transactions	(0.05)	0.83
Net asset value, end of period	$9.44	$8.90
Shares outstanding at end of period	9,821,991	390,316
Total return (6)	11.97%	3.42%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$92,680	$3,473
Ratio of net investment income to average net assets (5)(8)	7.85%	1.53%
Ratio of operating expenses to average net assets (5)(8)	2.79%	7.13%
Ratio of incentive fees to average net assets (8)	—%	—%
Ratio of credit facility related expenses to average net assets (8)	1.20%	7.13%
Portfolio turnover ratio (7)	91.01%	1.27%

*Per share information and weighted average common shares outstanding for the nine months ended September 30, 2011 have been adjusted to reflect a stock dividend of $0.05 per share declared on March 29, 2012.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

_________________________

(1)
The per share data was derived by using the weighted average shares outstanding during the period. Net investment income per share excluding the expense waiver and reimbursement equals $0.80 and $(9.36) for the nine months ended September 30, 2012 and September 30, 2011, respectively.

(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.

(4)
The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the nine months ended September 30, 2012. The Company had no repurchases in 2011.

(5)
For the nine months ended September 30, 2012, excluding the expense waiver and reimbursement, the ratio of net investment income and operating expenses to average net assets is 2.76% and 7.88%, respectively. For the nine months ended September 30, 2011, excluding the expense waiver and reimbursement, the ratio of net investment income and operating expenses to average net assets is (84.71)% and 93.37%, respectively.

(6)
Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the nine months ended September 30, 2012, and September 30, 2011 includes the effect of the expense waiver and reimbursement which equaled 3.81% and (64.50)%, respectively.

(7)	Portfolio turnover rate is calculated using the year-to-date sales over the average of the invested assets at fair value. Not annualized.

(8)	Ratios are annualized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2012
(Unaudited)

Note 14 – Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-Q and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the financial statements except for the following:

Subsequent to September 30, 2012 and through the date of issuance of the financial statements included herein, the Company has purchased twenty-four debt investments with an aggregate face value of $65.0 million for $63.7 million in cash and sold twenty-nine debt investments with an aggregate carrying value of $45.3 million for an aggregate redemption value of $45.7 million in cash resulting in a realized gain of $0.4 million.

From October 1, 2012 to November 1, 2012, the Company has issued 3.0 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $17.8 million.

On October 15, 2012, the board of directors of the Company authorized the increase of the Company’s public offering price of its common shares from $10.60 to $10.70 per share. This increase became effective with the Company’s bi-monthly closing held on November 1, 2012, and is consistent with the Company’s pricing policy, which ensures that its NAV per share will not exceed its net offering price per share.

On October 15, 2012, the board of directors of the Company authorized an increase to its distribution rate. The Company will pay distributions at an annual yield of 7.76%, based upon a public offering price of $10.70 per share, effective with the Company's bi-monthly closing held on November 1, 2012.

On October 17, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, amended and restated its total return swap agreement (the “Amended Agreement”) with Citi. The Amended Agreement increases the maximum aggregate market value of the portfolio of loans that TRS Sub may select from $50.0 million to $100.0 million. The terms of the total return swap agreement are set forth in the Company’s Current Report on Form 8-K filed on July 13, 2012 and the total return swap agreement and its accompanying documents were filed as Exhibits 10.13 and 10.14 to the Company’s Current Report on Form 8-K on August 7, 2012.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion should be read in conjunction with the accompanying unaudited financial statements of Business Development Corporation of America and the notes thereto, and other financial information included elsewhere in this Quarterly Report on Form 10-Q. As used herein, the terms “we,” “our” and “us” refer to Business Development Corporation of America, a Maryland corporation, and, as required by context, to BDCA Adviser, LLC (the “Adviser”) and its subsidiaries. Business Development Corporation of America is externally managed by the Adviser.

The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:
•     our future operating results;
•     our business prospects and the prospects of our portfolio companies;
•     the impact of the investments that we expect to make;
•     the ability of our portfolio companies to achieve their objectives;
•     our expected financings and investments;
•     the adequacy of our cash resources and working capital;
•     the timing of cash flows, if any, from the operations of our portfolio companies;
•     actual and potential conflicts of interest with our Adviser and its affiliates;
•     the dependence of our future success on the general economy and its effect on the industries in which we invest;
•     the ability to qualify and maintain our qualification as a RIC and a BDC; and
•     the impact on our business of Dodd-Frank and the rules and regulations issued thereunder.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors discussed in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011. Other factors that could cause actual results to differ materially include:

•     changes in the economy;
•     risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•     future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

Overview

We incorporated in Maryland on May 5, 2010, as an externally managed, non-diversified closed-end investment company that has elected to be regulated as a RIC for U.S. federal income tax purposes for the taxable year ended December 31, 2011 and that has elected to be treated as a BDC, under the 1940 Act. We, therefore, are required to comply with certain regulatory requirements as promulgated under the 1940 Act. We are managed by the Adviser. The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Advisers Act. Our Adviser oversees the management of our activities and is responsible for making investment decisions for our portfolio.

On July 13, 2012, we, through a wholly-owned subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”). The 405 Sub is included within in our consolidated financial statements. The consolidated financial statements include both our accounts and the accounts of 405 Sub. All significant intercompany transactions have been eliminated in consolidation.

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months. Funding I is included within our consolidated financial statements. The consolidated financial statements include both our accounts and the accounts of Funding I. All significant intercompany transactions have been eliminated in consolidation.

On January 25, 2011, we commenced our IPO on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at a price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. We sold 22,222 shares of common stock to the Adviser, an entity wholly owned by AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”) on July 8, 2010, at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, we had raised sufficient funds to break escrow on our IPO and commenced operations as of that date. As of September 30, 2012, we had issued 9.8 million shares of our common stock for gross proceeds of $99.3 million including shares purchased by the Adviser and Sponsor and shares issued under the DRIP.

We anticipate that during our offering period we will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We may also purchase interests in loans through secondary market transactions in the "over-the-counter" market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We define middle market companies as those with annual revenues between $10 million and $1 billion. We expect that our investments will generally range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base. As we increase our capital base during our offering period, we will begin investing in, and ultimately intend to have a substantial portion of our assets invested in, customized direct loans to and equity securities of middle market companies. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with US Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary to operate. On August 13, 2012, we entered into a custody agreement with U.S. Bank National Association (“US Bank”). Under the custody agreement, US Bank will hold all of our portfolio securities and cash and certain of our subsidiaries, and will transfer such securities or cash pursuant to the our instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. Realty Capital Securities, LLC (the “Dealer Manager”), an affiliate of the Sponsor, serves as the dealer manager of the IPO. The Adviser and the Dealer Manager are related parties and will receive compensation and fees for services related to the IPO and for the investment and management of our assets.  The Adviser will receive fees during the offering, operational and liquidation stages while the Dealer Manager will receive fees during the offering stage. The Adviser will pay to the Administrator a portion of the fees payable to the Adviser for the performance of these support services.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions.

Significant Accounting Estimates and Critical Accounting Policies

Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Set forth below is a summary of the significant accounting estimates and critical accounting policies that management believes are important to the preparation of our financial statements. Certain of our accounting estimates are particularly important for an understanding of our financial position and results of operations and require the application of significant judgment by our management. As a result, these estimates are subject to a degree of uncertainty. These significant accounting estimates include:

Valuation of Portfolio Investments

Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis we perform an analysis of each investment to determine fair value as follows:

Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded but are traded through broker networks are valued using information including, but not limited to, indicative dealer quotes, values of like securities, and other available market information.

For debt investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under ASC 820.

For debt investments of our private finance portfolio for which we do not control or cannot gain control as of the measurement date, we estimate the fair value based on our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We generally do not expect to hold debt investments until the instrument's stated maturity. Debt investments are often exited prior to maturity as part of change of control transactions or recapitalization of the portfolio company. Accordingly, our market yield analysis makes assumptions regarding the remaining useful life of an investment which may be shorter than the legal maturity of the loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The current interest rate spreads used to estimate the fair value of our loans is based on our experience of current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

Investments in securities for which no active market exists are generally valued using either an enterprise value methodology and/or using debt fair value techniques. The Enterprise Value Waterfall methodology assumes the loans and equity securities are sold to the same market participant in the private merger and acquisition market which is consistent with how market participants would transact for these items in order to maximize their value. The enterprise value methodology determines the total value of a portfolio company, which is then allocated to individual securities in order of liquidation preference. To determine enterprise value, we may use discounted cash flow techniques, comparisons to valuations of similar publicly traded companies, comparisons to market transactions for comparable companies, third-party valuations of the portfolio company, and third-party offers to purchase the portfolio company, among other techniques where appropriate. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, and relative performance. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium. Debt fair value techniques, such as market yield analysis where a discounted cash flow analysis is performed using estimated current market yield required on the debt instrument, may be applied to individual debt instruments in which observable market data is not available. We estimate the current market yield, remaining life, and interest rate spreads using similar loans and securities. We generally do not expect to hold debt investments until the instrument's stated maturity. Debt investments are often exited prior to maturity as part of change of control transactions or recapitalization of the portfolio company. Accordingly, our market yield analysis makes assumptions regarding the remaining useful life of an investment which may be shorter than the legal maturity of the loans. The current interest rate spreads used to estimate the fair value of our loans is based on our experience of current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

In determining the fair value of investments, we may look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, net income, revenues or, in limited instances, book value or liquidation value of a portfolio company, or other industry practices.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of FASB ASC Topic 946, Financial Services-Investment Companies, as of our measurement date. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date.

As part of our quarterly valuation process our Adviser may be assisted by an independent valuation firm engaged by our board of directors. The audit committee of our board of directors reviews each preliminary valuation and our Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. Our board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of our Adviser, the independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements.

Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of its ‘‘investment company taxable income,’’ as defined in the Code, each year. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. We intend to distribute sufficient dividends to maintain its RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (the "FASB") issued guidance regarding disclosures about offsetting assets and liabilities, which requires entities to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013 with retrospective application for all comparative periods presented. The adoption of this guidance, which is related to disclosure only, is not expected to have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2011, the Financial Accounting Standards Board (the "FASB") issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as the Company's own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The guidance was applied prospectively and was effective for interim and annual reporting periods ending after December 15, 2011. The adoption of this guidance did not have a material impact on our financial position or results of operations as the guidance relates only to disclosure requirements.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Portfolio and Investment Activity

During the nine months ended September 30, 2012, we made $148.2 million of investments in new portfolio companies and had $62.7 million in aggregate amount of exits and repayments, resulting in net investments of $85.5 million for the period. During the nine months ended September 30, 2011, we made $4.7 million of investments in new portfolio companies and had $0.06 million in aggregate amount of exits and repayments, resulting in net investments of $4.6 million for the period.

Our portfolio composition including the TRS underlying loans based on fair value at September 30, 2012 was as follows:

	At September 30, 2012
	Percentage of Total Portfolio	Weighted Average Current Coupon Yield for Total Portfolio (1)	Percentage of TRS Underlying Loans	Weighted Average Current Coupon Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Coupon Yield for Total Portfolio Including TRS Underlying Loans (1)
Senior Secured First Lien Debt	66.4%	7.9%	93.6%	7.5%	74.0%	7.8%
Senior Secured Second Lien Debt	14.4	12.3	6.4	11.3	12.1	12.2
Senior Unsecured Debt	0.9	10.1	—	—	0.6	10.1
Subordinated Debt	3.8	14.0	—	—	2.8	14.0
Collateralized Securities (2)	9.4	0.6	—	—	6.8	0.6
Equity/Other	5.1	—	—	—	3.7	—
Total	100.0%	7.7%	100.0%	7.8%	100.0%	7.7%

(1) Excludes the effect of the amortization or accretion of loan premiums or discounts. Including the effect of the amortization of premiums and accretion of discounts the weighted average effective yield was 8.16% at September 30, 2012, excluding the TRS underlying loans.

(2) Weighted average current coupon yield for collateralized securities includes the current coupon yield for the subordinated notes, which is based on interest income received. For the nine months ended September 30, 2012, we have received $0.5 million of interest income on the subordinated notes investments.

    Our portfolio composition based on fair value at September 30, 2011 was as follows:

	At September 30, 2011
	Percentage of Total Portfolio	Weighted Average Current Coupon Yield (1)
Senior Secured First Lien Debt	85.1%	12.6%
Senior Secured Second Lien Debt	9.9	16.0
Subordinated Debt	5.0	12.0
Total	100.0%	12.9%

As of September 30, 2011 we had not entered into the TRS.

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2012 (dollars in thousands):

	At September 30, 2012
	Investments per Total Portfolio at Fair Value	Percentage of Total Portfolio	TRS Underlying Loans at Fair Value	Percentage of TRS Underlying Loans	Total Investments at fair value including TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans
Healthcare & Pharmaceuticals	$15,272	15.0%	$6,969	17.8%	$22,241	15.7%
Beverage, Food & Tobacco	14,671	14.4%	2,569	6.5%	17,240	12.2%
Banking, Finance, Insurance & Real Estate	14,610	14.3%	1,518	3.8%	16,128	11.4%
Telecommunications	8,658	8.5%	6,494	16.5%	15,152	10.7%
Services: Business	8,410	8.2%	5,017	12.7%	13,427	9.5%
Energy: Oil & Gas	8,106	7.9%	—	—%	8,106	5.7%
High Tech Industries	5,896	5.8%	6,440	16.3%	12,336	8.7%
Metals & Mining	5,050	4.9%	—	—%	5,050	3.6%
Construction & Building	4,913	4.8%	—	—%	4,913	3.5%
Containers, Packaging & Glass	3,929	3.9%	2,458	6.2%	6,387	4.5%
Chemicals, Plastics & Rubber	3,469	3.4%	2,487	6.3%	5,956	4.2%
Hotel, Gaming & Leisure	3,257	3.2%	2,509	6.4%	5,766	4.1%
Environmental Industries	2,015	2.0%	—	—%	2,015	1.4%
Media: Advertising, Printing & Publishing	1,985	1.9%	1,976	5.0%	3,961	2.8%
Media: Diversified & Production	1,085	1.1%	—	—%	1,085	0.8%
Capital Equipment	722	0.7%	—	—%	722	0.5%
Retail	—	—%	1,000	2.5%	1,000	0.7%
Total	$102,048	100.0%	$39,437	100.0%	$141,485	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2011 (dollars in thousands):

	At September 30, 2011
	Investments at Fair Value	Percentage of Total Portfolio
Media: Diversified & Production	$1,315	28.2%
Capital Equipment	1,271	27.4%
Construction & Building	690	14.8%
Automobile	445	9.6%
Healthcare & Pharmaceuticals	230	5.0%
Services: Business	230	5.0%
Energy: Oil & Gas	230	5.0%
Aerospace & Defense	230	5.0%
Total	$4,641	100.0%

As of September 30, 2011 we had not entered into the TRS.

The following table presents the fair value measurements at September 30, 2012 for Level 3 investments (dollars in thousands):

Portfolio Company (a)	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
ALM 2012-6A CLO Class E Notes	Collateralized Securities	$825	0.8%
ALM 2012-6A CLO Subordinated Notes	Collateralized Securities	2,010	2.0%
American Dental Partners, Inc.	Senior Secured First Lien Debt	3,825	3.7%
Audio Messaging Solutions, LLC	Senior Secured First Lien Debt	1,085	1.1%
Carlyle CGMS 2012-1A Subordinated Notes	Collateralized Securities	2,020	2.0%
Carlyle CGMS 2012-2A Subordinated Notes	Collateralized Securities	919	0.9%
ConvergeOne Holdings Corp.	Senior Secured First Lien Debt	3,902	3.8%
Eureka Hunting Holdings, LLC	Senior Secured Second Lien Debt	5,000	4.9%
MC Funding 2006 -1 Subordinated Notes	Collateralized Securities	3,820	3.7%
Omi Holdings, Inc.	Senior Secured First Lien Debt	722	0.7%
Pennant Park Credit Opportunity Fund LP	Equity/Other	5,016	4.9%
Permian Tank & Manufacturing, Inc.	Senior Secured First Lien Debt	1,650	1.6%
PPT Management, LLC	Senior Secured First Lien Debt	950	0.9%
Precision Dermatology, Inc.	Senior Secured First Lien Debt	4,986	4.9%
Precision Dermatology, Inc., Warrants	Equity/Other	—	—%
S.B Restaurant Co., Inc.	Subordinated Debt	3,926	3.8%
S.B Restaurant Co., Inc. - Warrants	Equity/Other	222	0.2%
Safety Services Acquisition Corp.	Senior Secured Second Lien Debt	987	1.0%
Source Refrigeration & HVAC, Inc.	Senior Secured First Lien Debt	2,918	2.9%
Tekelec Global, Inc.	Senior Secured First Lien Debt	204	0.2%
Teleflex Marine, Inc.	Senior Secured Second Lien Debt	3,257	3.3%
Total Level 3 investments		$48,244	47.3%
Total Level 1 and 2 investments		53,804	52.7%
Total Investments		$102,048	100.0%

(a)	Certain of our Level 3 investments were directly originated.

The following table presents the amortized cost by loan market for investments as of September 30, 2012 (dollars in thousands):

	Amortized Cost as of September 30, 2012
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market (1)	69.0%	88.8%	74.5%
Large Corporate (2)	16.9%	11.2%	15.3%
Other (3)	14.1%	—%	10.2%
Total	100%	100%	100%

(1) Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2) Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3) Other represents companies whose annual revenues are less than $10 million.

The following table presents the fair value by loan market for investments as of September 30, 2012 (dollars in thousands):

	Fair Value as of September 30, 2012
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market (1)	68.7%	88.6%	74.3%
Large Corporate (2)	16.7%	11.4%	15.2%
Other (3)	14.6%	—%	10.5%
Total	100%	100%	100%

(1) Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2) Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3) Other represents companies whose annual revenues are less than $10 million.

Portfolio Asset Quality

The Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, the Adviser grades the credit risk of all debt investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio debt investment relative to the inherent risk at the time the original debt investment was made (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors.

Loan Rating	Summary Description
1	Debt investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since the time of investment are favorable.

2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable. All investments are initially rated a “2”.

3	Performing debt investment requiring closer monitoring. Trends and risk factors show some deterioration.

4	Underperforming debt investment. Some loss of interest or dividend expected, but still expecting a positive return on investment. Trends and risk factors are negative.

5	Underperforming debt investment with expected loss of interest and some principal.

As of September 30, 2012, we had three investments rated 1, thirty-eight investments rated 2 and three investments rated 3, in accordance with our loan rating system.

RESULTS OF OPERATIONS

Operating results for the three and nine months ended September 30, 2012 and September 30, 2011 are as follows (dollars in thousands):

	For the Three Months Ended September 30,	For the Three Months Ended September 30,
	2012	2011
Total investment income	$1,974	$62
Total expenses, net	610	(124)
Net investment income	1,364	186
Net realized gain from investments	344	—
Net realized gain from total return swap	390	—
Net unrealized appreciation on investments	1,184	—
Net unrealized appreciation on total return swap	580	—
Net increase in net assets resulting from operations	$3,862	$186

	For the Nine Months Ended September 30,	For the Nine Months Ended September 30,
	2012	2011
Total investment income	$3,740	$62
Total expenses, net	980	51
Net investment income	2,760	11
Net realized gain from investments	926	—
Net realized gain from total return swap	390	—
Net unrealized appreciation on investments	1,154	—
Net unrealized appreciation on total return swap	580	—
Net increase in net assets resulting from operations	$5,810	$11

Investment Income

For the three and nine months ended September 30, 2012, total investment income was $2.0 million and $3.7 million, respectively. The total investment income for the three and nine months ended September 30, 2012 was attributable to investments in new portfolio companies of $67.9 million and $148.3 million, respectively.

For the three and nine months ended September 30, 2011, total investment income was $0.06 million, and was attributable to the 13 investments in debt securities made on August 25, 2011.

Operating Expenses

The composition of our operating expenses for the three and nine months ended September 30, 2012 and September 30, 2011 are as follows (dollars in thousands):

	For the Three Months Ended September 30,	For the Three Months Ended September 30,
	2012	2011
Contract termination fee	$—	$320
Interest and credit facility financing expenses	192	26
Professional fees	137	—
Director fees	18	—
Insurance	51	—
Management fees	402	7
Incentive fees	572	37
Other administrative	35	101
Operating expenses before expense waivers and reimbursements from Adviser	1,407	491
Waiver of management and incentive fees	(798)	(44)
Expense support reimbursements from Adviser	—	(571)
Total operating expenses net of expense waivers and reimbursements from Adviser	$609	$(124)

	For the Nine Months Ended September 30,	For the Nine Months Ended September 30,
	2012	2011
Contract termination fee	$—	$320
Interest and credit facility financing expenses	420	51
Professional fees	364	—
Director fees	57	—
Insurance	154	—
Management fees	730	7
Incentive fees	968	37
Other administrative	75	251
Operating expenses before expense waivers and reimbursements from Adviser	2,768	666
Waiver of management and incentive fees	(1,522)	(44)
Expense support reimbursements from Adviser	(266)	(571)
Total operating expenses net of expense waivers and reimbursements from Adviser	$980	$51

Interest and credit facility expenses for the three and nine months ended September 30, 2012 were comprised of amortization of deferred financing costs related to our line of credit facility with Main Street Capital Corp. and Credit Facility with Wells Fargo, including the interest on the balance drawn on the credit facility. For the three and nine months ended September 30, 2012, the Company incurred $0.4 million and $0.7 million, respectively, of management fees, of which the Adviser waived $0.2 million and $0.5 million, respectively. For the three and nine months ended September 30, 2012, the Company incurred $0.6 million and $1.0 million, respectively, of incentive fees, of which the Adviser waived $0.6 million and $1.0 million, respectively.

Contract termination fees for the three and nine months ended September 30, 2011 were costs incurred to terminate the sub-advisory agreement with Main Street. This amount was assumed by the Adviser pursuant to the Expense Support Agreement described in Note 4 to the financial statements – Related Party Transactions and Arrangements – included in this report. Interest and credit facility expenses for the three and nine months ended September 30, 2011 were comprised of amortization of deferred financing costs related to our line of credit facility with Main Street Capital Corp. and, to a lesser extent, interest on the $2.2 million outstanding on the credit facility from August 25, 2011 to September 30, 2011. For the three and nine months ended September 30, 2011, management fees of $0.01 million and incentive fees of $0.04 million were incurred but waived by the Adviser. General and administrative expenses for the three and nine months ended September 30, 2011 were comprised mainly of insurance expense, board of directors’ fees and professional fees incurred for accounting and servicing of the investment portfolio. These expenses for the three and nine month periods were assumed by the Adviser pursuant to the Expense Support Agreement.

Net Realized Gain from Investments

For the three and nine months ended September 30, 2012, we had $39.2 million and $62.7 million, respectively, of principal repayments, resulting in $0.3 million and $0.9 million, respectively, of realized gains. For the three and nine months ended September 30, 2011, we had $0.06 million of principal repayments, resulting in no realized gain (loss).

Net Realized Gain from Total Return Swap

For the three and nine months ended September 30, 2012, we had $0.4 million and $0.4 million, respectively, of realized gains. Please see Note 6 – Total Return Swap – for more information about the realized gains generated by loans held under the TRS. For the three and nine months ended September 30, 2011, we had not entered into the TRS.

Net Change in Unrealized Appreciation on Investments

For the three and nine months ended September 30, 2012, our investments had $1.2 million and $1.2 million, respectively, of unrealized appreciation. For the three and nine months ended September 30, 2011, our investments had no unrealized appreciation/depreciation.

Net Change in Unrealized Appreciation on Total Return Swap

For the three and nine months ended September 30, 2012, our investments in the TRS had $0.6 million and $0.6 million, respectively, of unrealized appreciation. For the three and nine months ended September 30, 2011, we were not entered into the TRS.

Changes in Net Assets from Operations

For the nine months ended September 30, 2012, we recorded a net increase in net assets resulting from operations of $5.8 million versus a net increase in net assets resulting from operations of $0.01 million for the nine months ended September 30, 2011. The difference is attributable to an increase in net investment income offset by an increase in interest expense for the nine months ended September 30, 2012, as compared to the same period in the prior year after the effect of fees and expenses which were waived or assumed by the Adviser. Based on the weighted average number of shares of common stock outstanding for the respective period, our per share net increase in net assets resulting from operations was $1.15 for the nine months ended September 30, 2012, versus a per share net increase in net assets resulting from operations of $0.17 for the nine months ended September 30, 2011.

Cash Flows for the nine months Ended September 30, 2012

For the nine months ended September 30, 2012, net cash used in operating activities was $83.0 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. Cash flows used in operating activities for the nine months ended September 30, 2012 were mainly due to a net increase in net assets of $5.8 million adjusted for $148.3 million for purchases of investments, $3.5 million from increase in unsettled trades receivable, $0.9 million from net realized gain from investments, $1.2 million from net unrealized appreciation on investments, $0.6 million from net unrealized appreciation on total return swap, $0.3 million from increase in receivable due on total return swap, $11.4 million from increase in cash collateral on deposit with custodian, $0.1 million from increase in prepaid expenses and other assets, $0.02 million from decrease in accounts payable and accrued expenses and $1.0 million from increase in interest receivable offset by cash provided by operating activities of $62.7 million for repayments of investments, $15.6 million from increase in unsettled trades payable, $0.1 million from increase in interest and credit facility fees payable and a non-cash item of $0.1 million (amortization of deferred credit facility financing costs).

Net cash provided by financing activities of $87.2 million during the nine months ended September 30, 2012 related to net proceeds from the issuance of common stock of $81.1 million, proceeds on line of credit of $18.9 million and proceeds from affiliate of $0.2 million. These inflows were partially offset by payments of deferred offering costs of $0.4 million, payments of financing cost of $0.8 million, principal repayments on debt of $10.0 million and payments of stockholder distributions of $1.8 million.

Cash Flows for the nine months Ended September 30, 2011

During the nine months ended September 30, 2011, net cash used in operating activities was $4.3 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemption and sales of portfolio investments among other factors. Cash flows provided by operating activities during the nine months ended September 30, 2011 were mainly due to net income adjusted for a non-cash item of $0.04 million (amortization of deferred credit facility financing costs) increases in accounts payable of $0.4 million and principal payments received on investments of $0.06 million offset by cash used in operating activities of $4.7 million for purchases of investments, $0.05 million from increases in interest receivable and $0.04 million from increases in prepaid expenses and other assets.

Net cash provided by financing activities of $4.7 million during the nine months ended September 30, 2011 related to net proceeds from the issuance of common stock of $3.3 million, and proceeds on line of credit of $2.2 million and net proceeds from affiliates of $0.5 million. These inflows were partially offset by payments of deferred offering costs of $1.3 million and payments of financing costs of $0.02 million.

Liquidity and Capital Resources

We generate cash from the net proceeds of our ongoing continuous initial public offering and, as our portfolio of investments builds, from cash flows from fees, interest and dividends earned from our investments, as well as proceeds from sales of our investments. The Registration Statement offering for sale up to $1.5 billion of shares of our common stock (150.0 million shares at an initial public offering price of $10.00 per share) was declared effective on January 27, 2011. As of September 30, 2012, we had issued 9.8 million shares of our common stock for gross proceeds of $99.3 million including shares issued to the Sponsor and shares issued under the DRIP.

Our principal demands for funds in both the short-term and long-term are for portfolio investments, either directly or through investment interests, for the payment of operating expenses, distributions to our investors, repurchases under our stock repurchase program, and for the payment of principal and interest on our outstanding indebtedness. Generally, capital needs for investment activities will be met through net proceeds received from the sale of common stock through our public offering. We may also from time to time enter into other agreements with third parties whereby third parties will contribute to specific investment opportunities. Items other than investment acquisitions are expected to be met from a combination of the proceeds from the sale of common stock, cash flows from operations, and, during our IPO, reimbursements from the Adviser.

Management expects that in the future, as our investment portfolio grows, our investments will generate sufficient cash flow to cover operating expenses and the payment of a monthly distribution. Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sale of investments and undistributed funds from operations. However, our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by lenders.  Our ability to raise proceeds in our public offering will be dependent on a number of factors as well, including general market conditions for business development companies and market perceptions about us.

In January 2011, we entered into an agreement to obtain a revolving line of credit in the amount of $10.0 million with Main Street Capital Corp. The line of credit bore a variable interest rate based on LIBOR plus 3.50%. The line was available to us until January 2013 and permits us to periodically draw on the available funds to purchase securities or pay certain expenses. The line of credit agreement required us to pay a commitment fee of $0.1 million payable based on 1% of each draw on the available funds. Borrowings under the line of credit were secured by our assets including cash, securities, investments property, fixtures and equipment among other assets. On July 24, 2012, we used working capital and certain proceeds from the total return swap of our subsidiary, 405 Sub, to repay all of the obligations under our credit facility with Main Street Capital Corp. We were not required to pay any prepayment penalty in connection with such repayment.

Total Return Swap

On July 13, 2012, we, through a wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables us, through our ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to us and our exposure to the TRS is limited to the amount that we contribute to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $50.0 million.

405 Sub will pay interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.25% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

See Note 6 – Total Return Swap – in our financial statements included in this report for additional disclosure on the TRS with Citi.

Wells Fargo Credit Facility

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into the Credit Facility with Wells Fargo and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months.

We may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed us as servicer to manage its portfolio of loans. Funding I's obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Credit Facility are non-recourse to us.

The Credit Facility will be priced at one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 2.00% and 2.75% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% and 2.0%, if the unused balance of the Credit Facility is less than or exceeds 20% of the available facility, respectively. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in July 2016.

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I's portfolio. As of September 30, 2012, we were in compliance with regards to the Credit Facility covenants. The Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Credit Facility.

The Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate our rights, obligations, power and authority, in our capacity as servicer of the portfolio assets under the Credit Facility, including, but not limited to, non-performance of Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Wells Fargo and the secured parties under the Credit Facility.

In connection with the Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

Our cash is deposited in either commercial bank accounts or custody accounts and may be deposited in short-term, highly liquid investments that we believe provide appropriate safety of principal.

See Note 5 – Borrowings – in our financial statements included in this report for additional disclosure on the Credit Facility with Wells Fargo.

Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of September 30, 2012, the annualized yield for distributions declared was 7.81% based on our then current public offering price of $10.50 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. For the three and nine months ended September 30, 2012, we have declared $1.7 million and $3.1 million, respectively, in distributions and paid distributions of $1.5 million and $2.5 million, respectively, which consists of $1.1 million and $1.8 million, respectively, in cash and $0.4 million and $0.7 million, respectively, issued pursuant to the DRIP. As of September 30, 2012, we had $0.6 million of distributions accrued and unpaid. For the three and nine months ended September 30, 2011, we had declared $0.03 million and $0.03 million, respectively, in distributions and paid no distributions. As of September 30, 2011, we had $0.03 million of distributions unpaid.

On March 1, 2012 the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

On March 29, 2012, we declared a special common stock distribution equal to $0.05 per share. The distribution was paid to stockholders of record on May 1, 2012.

We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from our IPO to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

The difference between our GAAP net investment income and our portfolio net investment income is due to the inclusion of realized gains from our TRS in portfolio net investment income, which represents the interest income received from the underlying loans in the TRS offset by interest paid to Citi to finance such loans, and the net realized gains or losses from the sale of the underlying loans in the TRS. We subsequently remove the net realized gains or losses from the TRS to determine adjusted portfolio net investment income. The following table sets forth a reconciliation between GAAP net investment income and adjusted portfolio net investment income during the nine months ended September 30, 2012 and 2011 (dollars in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
GAAP net investment income	$1,364	$186	$2,760	$11
GAAP realized gains on total return swap	390	—	390	—
Portfolio net investment income	$1,754	$186	$3,150	$11
Less realized gains on total return swap	44	—	44	—
Adjusted portfolio net investment income	$1,710	$186	$3,106	$11
Distributions paid	$1,500	$—	$2,511	$—
Undistributed adjusted portfolio net investment income	$210	$186	$595	$11

Distributions declared	$1,706	$26	$3,087	$26

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December, 31 2011, and to qualify as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

  Inflation

The impact of inflation on our portfolio depends on the type of securities we hold. When inflation occurs, the value of our equity securities may fall in the short term.  However in the long term, a company’s revenue and earnings and, therefore, the value of the equity investment, should at least increase at the same pace as inflation. The effect of inflation on debt securities is more immediate and direct as inflation may decrease the value of fixed rate debt securities. However, not all debt securities are affected equally, the longer the term of the debt security, the more volatile the value of the investment. The process through which we will value the investments in our portfolio on a quarterly basis, market quotations and our multi-step valuation process as described in our significant accounting policies, will take the effect of inflation into account.

Related-Party Transactions and Agreements

We have entered into agreements with affiliates of our Adviser, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. See Note 4 – Related Party Transactions and Arrangements in our financial statements included in this report for a discussion of the various related-party transactions, agreements and fees.

Contractual Obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at September 30, 2012 (dollars in thousands):

		Payment Due by Period
	Total	Less than 1 year	1 - 3 years	3- 5 years	More than 5 years
Revolving line of credit	$14,818	$—	$—	$14,818	$—
Total contractual obligations	$14,818	$—	$—	$14,818	$—

(1)	Interest rate on variable rate debt is based on the interest rate as of September 30, 2012.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources other than the TRS as discussed in Note 6 – Total Return Swap – in our financial statements included in this report.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Item 3.   Quantitative and Qualitative Disclosures about Market Risk.

The market risk associated with financial instruments and derivative financial instruments is the risk of loss from adverse changes in market prices or interest rates. Our market risk arises primarily from interest rate risk relating to interest rate fluctuations. Many factors including governmental monetary and tax policies, domestic and international economic and political considerations and other factors that are beyond our control contribute to interest rate risk. To meet our short and long-term liquidity requirements, we borrow funds at a combination of fixed and variable rates. Our interest rate risk management objectives are to limit the impact of interest rate changes in earnings and cash flows and to lower our overall borrowing costs. To achieve these objectives, from time to time, we may enter into interest rate hedge contracts such as swaps, collars and treasury lock agreements, subject to the requirements of the 1940 Act, in order to mitigate our interest rate risk with respect to various debt instruments. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this report, we did not engage in interest rate hedging activities.We would not hold or issue these derivative contracts for trading or speculative purposes. We do not have any foreign operations and thus we are not exposed to foreign currency fluctuations.

As of September 30, 2012, our debt included variable-rate debt, bearing a variable interest rate at the London Interbank Offered Rate plus 2.39%, with a carrying value of $14.8 million. Assuming that our current balance sheet was to remain constant and no actions were taken to alter our existing interest rate sensitivity, a 100 basis point move in interest rates up or down from their September 30, 2012 levels, would increase or decrease our interest expense and net income by $0.1 million annually. We are also exposed to changes in the fair value of our investment portfolio due to changes in market interest rates. The effect of a 100 basis point increase or decrease in interest rates from their September 30, 2012 levels would result in an increase or decrease in NAV of $0.7 million or 0.80% due to changes in the fair value of our assets. These amounts were determined by considering the impact of hypothetical interest rate changes on our borrowing costs, and, assume no other changes in our capital structure.

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Item 4.  Controls and Procedures.

Disclosure Controls and Procedures

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that our disclosure controls and procedures are effective as of the end of the period covered by the Quarterly Report on Form 10-Q.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the three months ended September 30, 2012 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

PART II

Item 1. Legal Proceedings.

Neither we nor our investment adviser are currently subject to any material legal proceedings.

Item 1A. Risk Factors.

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I., “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which could materially affect our business, financial condition and/or operating results. The risks described in our Annual Report on Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. Other than the following, there have been no material changes from the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2011.

We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

On July 13, 2012, we, through our wholly-owned subsidiary, 405 TRS I, LLC (“TRS Sub”), entered into a total return swap agreement (the “Agreement”) with Citibank, N.A. (“Citi”).

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The Agreement effectively adds leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The Agreement enables us, through our ownership of TRS Sub, to obtain the economic benefit of owning the loans subject to the Agreement, without actually owning them, in return for an interest-type payment to Citi.

The Agreement is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the loans underlying it. In addition, we may incur certain costs in connection with the Agreement that could in the aggregate be significant.

The obligations under the Agreement are non-recourse to us and our exposure to the Agreement is limited to the amount that we contribute to TRS Sub in connection with the Agreement. Generally, that amount will be the amount that TRS Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). TRS Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the Agreement) of $50.0 million. The current price of any loan, from day to day, will be calculated by the calculation agent, Citi, as net cash proceeds that would be received from the sale on such date of determination, less the related costs of assigning that obligation.

TRS Sub will pay interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.25% per annum. Upon the termination or repayment of any loan selected by TRS Sub under the Agreement, TRS Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the Agreement contains the following and other customary termination events: (a) a failure to post initial cash collateral or additional cash collateral as required by the Agreement; (b) a default by TRS Sub or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (c) a merger of TRS Sub without us meeting certain criteria; (d) either us or TRS Sub amending its constituent documents in a manner that has or could reasonably be expected to have a material adverse effect; (e) our ceasing to be the sole owner of TRS Sub; (f) our ceasing to be the investment manager of TRS Sub or having authority to enter into transactions under the total return swap on behalf of TRS Sub, and not being replaced by an entity reasonably acceptable to Citibank; (g) in certain circumstances, BDCA Adviser ceasing to be our investment adviser; (h) TRS Sub failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) TRS Sub becoming liable in respect of any obligation for borrowed money, other than arising under the Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citi, any material change to or departure from our policies or the policies of TRS Sub that may not be changed without the vote of our stockholders and that relates to TRS Sub's performance of its obligations under the Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the Agreement, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and TRS Sub would be required to pay certain breakage costs to Citi. TRS Sub may terminate the Agreement prior to July 13, 2015 but would be required to pay certain termination fees.

We have entered into a revolving credit facility with Wells Fargo Bank, National Association, that contains various covenants which, if not complied with, could accelerate repayment under the credit facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

On July 24, 2012, we, through a newly-formed, wholly-owned, special purpose financing subsidiary, BDCA Funding I, LLC (“Funding Sub”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Credit Facility provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months.

Under the Credit Facility, we may contribute cash or loans to the Funding Sub from time to time and will retain a residual interest in any assets contributed through its ownership of the Funding Sub or will receive fair market value for any loans sold to the Funding Sub. The Funding Sub may purchase additional loans from various sources. The Funding Sub has appointed us as servicer to manage its portfolio of loans. The Funding Sub's obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of the Funding Sub, including its portfolio of loans. The obligations of the Funding Sub under the Credit Facility are non-recourse to us.

The Credit Facility will be priced at LIBOR, with no LIBOR floor, plus a spread ranging between 2.00% and 2.75% per annum, depending on the composition of the portfolio of loans owned by Funding Sub for the relevant period. Interest is payable quarterly in arrears. The Funding Sub will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in July 2016. The Funding Sub paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility.

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to the Funding Sub varies depending upon the types of loans in the Funding Sub's portfolio. The Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Credit Facility.

The Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of us, in our capacity as servicer of the portfolio assets under the Credit Facility, including, but not limited to, non-performance of Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Wells Fargo and the secured parties under the Credit Facility.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

In connection with the Credit Facility, the Funding Sub has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare he outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, the Funding Sub must pay interest at a default rate.

Borrowings of the Funding Sub will be considered our borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

The risk factor contained in our Annual Report on Form 10-K for the year ended December 31, 2011 entitled "Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us" is amended by replacing such risk factor in its entirety with the following:

Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

At December 31, 2011 we had $5.9 million of debt financing through a credit facility we had with Main Street Capital Corporation. On July 13, 2012, through our wholly-owned subsidiary, 405 TRS I, LLC, we entered into a total return swap agreement with Citibank, N.A. and used working capital and certain proceeds from the total return swap to repay all of the obligations under our credit facility with Main Street Capital Corporation.

In addition, on July 24, 2012, through our wholly-owned, special purpose financing subsidiary, BDCA Funding I, LLC, we entered into a revolving credit facility with Wells Fargo Bank, National Association, as lender, which provides for borrowings in an aggregate principal amount of up to $50.0 million on a committed basis, with a term of 48 months.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Because we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

Not applicable.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Item 6. Exhibits.

The exhibits listed on the Exhibit Index (following the signatures section of this report) are included, or incorporated by reference, in this Quarterly Report on Form 10-Q.

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 8, 2011 and herein incorporated by reference).

3.2	Bylaws (previously filed as Exhibit(b) to the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N - 2 filed November 24, 2010 and herein incorporated by reference).

4.1	Form of Subscription Agreement (previously filed as Appendix A to the Prospectus in the Company's Registration Statement on Form N-2 filed January 24, 2011 and herein incorporated by reference).

10.1
Amended and Restated Investment Advisory and Management Services Agreement by and between the Company and Adviser (previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed June 23, 2011, and herein incorporated by reference).

10.2
Form of Dealer Manager Agreement with Reality Capital Securities, LLC (previously filed as Exhibit (h)(1) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 filed January 14, 2011, and herein incorporated by reference).

10.3
Form of Soliciting Dealer Agreement (previously filed as Exhibit (h)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 filed January 14, 2011, and herein incorporated by reference).

10.4
Loan and Security Agreement by and between the Company and Main Street Capital Corporation (previously filed as Exhibit (k)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 filed January 14, 2011, and herein incorporated by reference).

10.5
Revolving Promissory Note (previously filed as Exhibit (k)(3) to the Company's Pre-Effective Amendment No.2 to its Registration Statement on Form N-2 filed January 14, 2011, and herein incorporated by reference).

10.6
Amended and Restated Subscription Escrow Agreement with Wells Fargo Bank (previously filed as Exhibit (k)(1) to the Company's Post Effective Amendment No. 3 to its Registration Statement on Form N-2 filed November 3, 2011, and herein incorporated by reference).

10.7
Fund Administration Servicing Agreement by and between the Company and US Bancorp Fund Services, LLC (previously filed as Exhibit 10.9 to the Company's Annual Report on Form 10-K filed March 31, 2011 and herein incorporated by reference).

10.8
Fund Accounting Servicing Agreement by and between the Company and US Bancorp Fund Services, LLC (previously filed as Exhibit 10.10 to the Company's Annual Report on Form 10-K filed March 31, 2011, and herein incorporated by reference)

10.9
Distribution Reinvesment Plan (previously filed as Exhibit E to the Company's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 filed November 24, 2010, and herein incorporated by reference).

10.10	Assignment and Assumption Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 31, 2011 and herein incorporated by reference).

10.11
Custody Agreement dated August 13, 2012 by and between Business Development Corporation of America and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company's Current Report on Form 8-K filed on August 16, 2012 and incorporated herein by reference).

10.12	Expense Support Agreement dated November 9, 2011 (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2011 and herein incorporated by reference).

10.13
ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, by and between 405 TRS I, LLC and Citibank, N.A, each dated as of July 13, 2012 (previously filed as Exhibit 10.13 to the Company's Current Report on Form 8-K filed on August 7, 2012 and incorporated herein by reference).

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

10.14	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of October 16, 2012 (filed herewith).

10.15
Loan and Servicing Agreement, together with Exhibits thereto, among BDCA Funding I, LLC, Business Development Corporation of America, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, Lenders and Lenders Agents from time to time party hereto and U.S. Bank National Association, each dated as of July 24, 2012 (previously filed as Exhibit 10.15 to the Company's Current Report on Form 8-K filed on August 7, 2012 and incorporated herein by reference).

10.16
Purchase and Sale Agreement by and between Business Development Corporation of America and BDCA Funding I, LLC, dated as of July 24, 2012 (previously filed as Exhibit 10.16 to the Company's Current Report on Form 8-K filed on August 7, 2012 and incorporated herein by reference).

10.17
Collection Account Agreement by and among U.S. Bank National Association, Wells Fargo Securities, LLC, BDCA Funding I, LLC and Business Development Corporation of America, dated as of July 24, 2012 (previously filed as Exhibit 10.17 to the Company's Current Report on Form 8-K filed on August 7, 2012 and incorporated herein by reference).

14.1	Code of Ethics (previously filed as Exhibit 14.1 on the Company's Annual Report on Form 10-K filed March 31, 2011, and herein incorporated by reference).

31.1
Certification of the Principal Executive Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

31.2
Certification of the Principal Financial Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

32
Written statement of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
By: /s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Chairman and Chief Executive Officer (Principal Executive Officer)
By: /s/ Brian S. Block Name: Brian S. Block Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 7, 2012